GE logo omitted]



                                                                     S&S PROGRAM

MUTUAL FUNDS
ANNUAL REPORT &
S&SP DISCLOSURE
DOCUMENT

DECEMBER 31, 2002








                            UNDERSTANDING YOUR REPORT

                                                      PAGE
----------------------------------------------------------

A LETTER FROM THE PRESIDENT .......................      1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS
   Portfolio managers discuss your
   Funds' results in 2002

   S&S PROGRAM MUTUAL FUND ........................      3

   S&S INCOME FUND ................................      9

NOTES TO PERFORMANCE ..............................     22

NOTES TO SCHEDULES OF INVESTMENTS .................     23

FINANCIAL STATEMENTS
   Financial Highlights ...........................     24
   Notes to Financial Highlights ..................     25
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ..........     26

NOTES TO FINANCIAL STATEMENTS .....................     29

INDEPENDENT AUDITORS' REPORT ......................     35

TAX INFORMATION ...................................     36

ADDITIONAL INFORMATION ............................     37

GE S&S PROGRAM
SUPPLEMENTARY INFORMATION .........................     39

SCHEDULES OF INVESTMENTS

   S&S SHORT TERM INTEREST FUND ...................     40

   S&S MONEY MARKET FUND ..........................     43

SUPPLEMENTAL INFORMATION* .........................     44

   Illustrations of the relative market value of investments offered under the S&S
   Program based on historical earnings.

DISCLOSURE STATEMENT ..............................     48
   Information about the S&S Program investment alternatives.

S&S MUTUAL FUNDS'
INVESTMENT TEAM ...................................     62

SHAREHOLDER SERVICES ................... INSIDE BACK COVER
   How you can obtain more information

* THE SUPPLEMENTAL INFORMATION PART OF THIS DOCUMENT CONSTITUTES PART
  OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.





                             HIGHLY RATED S&S FUNDS


                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 2002
--------------------------------------------------------

                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------
S&S PROGRAM MUTUAL -- (Large Blend)
--------------------------------------------------------
     Overall                1001               *****
      3 year                1001               ****
      5 year                 680               ****
      10 year                240               *****

--------------------------------------------------------
S&S INCOME -- (Intermediate Bond Fund)
--------------------------------------------------------
      Overall                518               *****
      3 year                 518               ****
      5 year                 409               ****
      10 year                168               *****
--------------------------------------------------------

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrix.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

DATA PROTECTION AND PRIVACY STATEMENT
In order to provide you with additional S&SP and general investment education and to offer certain financial products and services to help you reach your investment goals, information related to your participation in the S&SP may be provided to certain GE financial services businesses in accordance with GE's privacy policies. If you do not want information relating to your participation in the S&SP to be used in this manner, please send a letter or e-mail including your name, social security number and the subject line "Data Protection and Privacy" to: Opt-Out, GE Financial - PSG, 201 Merritt 7, P.O. Box 4800, Stamford, CT 06856-4800 or ams.optout@ge.com.

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:
This is your Annual Report for the GE S&S Funds for the year ended December 31, 2002. I encourage you to take a few minutes to review our analysis of how the investment markets performed during 2002, as well as our thoughts on the outlook for 2003. For more information about the performance of a particular Fund, please turn to your portfolio managers' commentaries and the specific Fund data included later on in this report.

                                 MARKET OVERVIEW
Most investors breathed a sigh of relief when the year was finally over, however their expectations entering 2002 had been more hopeful. America was dealing resolutely with the implications of 9/11 and U.S. stock markets had rallied strongly during the 4th quarter of 2001 amid signs that the economy was about to recover its lost momentum. Inflation was under control, the Federal Reserve had been extraordinarily accommodative in lowering interest rates a total of eleven times, and consumers seemed willing to continue to spend their money. These guarded hopes for an improved investing environment were doomed to be dashed on the rocks we all confronted in 2002.

What actually happened to investment performance? The year 2002 made its disappointing contribution to the worst U.S. equity market decline experienced since the 1930's by delivering a third consecutive year of negative performance. After plumbing the depths in early October, it continued to deliver bad news by posting the worst December monthly performance since 1931 for stocks in the Dow Jones Industrial Average and the Standard & Poor's 500 index (S&P 500), and the worst December ever recorded in the NASDAQ's 30-year history of tracking technology stocks. From its peak in March 2000 to the trough of October 9th, 2002, the S&P 500 index lost just over half of its value! For the full year of 2002, the S&P 500 index lost 22.1%, the Dow Jones Industrial Index slid 14.9%, and NASDAQ declined by 31.5%. Major international equity markets in Europe and the Far East, while outperforming the USA in dollar terms, also suffered a rough ride, which the weakening U.S. dollar helped to mitigate. A widely followed international equity index, MSCI-EAFE, declined 15.9% for the year when expressed in dollar terms, but actually dropped 26.1% when expressed in local currency terms. In the public security markets, the only positive returns were delivered by fixed income, which benefited from continued low interest rates as the Federal Reserve bank cut short-term rates once more, to the lowest levels seen in over 40 years, and from funds spilling out of equities into the apparently safer harbor offered by fixed income. Even in fixed income there were pitfalls, as the number of corporate downgrades rose to new heights as many companies struggled to perform in the tough economic environment. The reasons underpinning this generally dismal investment picture are many. They include a relatively anemic economy, which started out the year with a strong quarter, slowed in the second quarter, re-accelerated in the 3rd quarter but then fizzled in the fourth quarter. Consumers continued to spend, and refinancing mortgages proved a more profitable way to raise cash than selling stocks, but even consumers showed signs of weariness as the year came to a close. Businesses, unimpressed with the economy and unable to get price as capacity utilization fell in tandem with rises in inventories, generally stayed on the sidelines in terms of investment spending. In addition to the weak economic recovery, other factors weighed on the markets, chief among them the increasing drumbeat of geopolitical concerns in the war against terrorism and against countries suspected of having weapons of mass destruction. Overlaying these issues was a slew of disclosures in the corporate world regarding accounting scandals and conflicts of interest involving several large companies, their auditors, and corporate executives, leading to decreased confidence by investors in the quality of reported earnings of companies in general. A further concern was the declining health of the pension funds of many of the nation's leading companies, hit by both poor returns on their funded assets and higher liabilities driven by lower interest rates.

                                 MARKET OUTLOOK
Looking forward, we see an investing environment filled with more than the usual array of pluses and minuses. On the asset side of the "balance sheet," the Federal Reserve Bank has certainly been accommodative and the Bush administration is proposing a fiscal stimulus spending bill in the third year of its term, a time when reelection realities usually translate into better equity returns. The economy continues to benefit from low inflation along with good productivity gains, and visible earnings growth should underpin the mood of the market. Finally, the sheer duration and magnitude of the bear market, coupled with the fact that market measures such as price/earnings multiples are returning to more normal levels, suggests that 2003 may demonstrate a moderate upward bias for the year, driven by positive earnings.

Geopolitical shocks remain a wildcard that clearly could derail a fragile recovery. In addition to the well-known global trouble spots, other negatives include high levels of consumer debt, continued weak capital spending, growing government deficits and a weakening dollar, which makes the U.S. less attractive to foreign investors. We also did not encounter the type of retail market capitulation that usually heralds a bottom, but this may reflect the fact that alternatives to investing in stocks were not as convincingly attractive to investors as they have been in times past.

                                 FUND HIGHLIGHTS
Despite an extremely challenging market environment, I am very pleased to report that two of your Funds have generated consistent returns that stand out from their peers.

GE S&S PROGRAM MUTUAL FUND and GE S&S INCOME FUND both generated performances that ranked in the top 20% of their Lipper competitive groups for the one, three, five and ten-year periods ending on December 31, 2002.

                  CHOOSING THE RIGHT PATH FOR YOUR INVESTMENTS
There's little doubt that investor attitudes and expectations are far different now from those that prevailed during the 1990s. Back then, year after year of double-digit returns triggered unbridled optimism, and stock markets were complacently assumed to be able to continue to deliver double-digit positive returns as far as the eye could see. Since then, the markets have taught a painful lesson to those who invested too aggressively, or who failed to diversify their portfolios effectively.

Where do we go from here? From our perspective, we are cautiously optimistic that U.S. stocks can deliver modest positive performance in 2003, at least partly because a four-year streak of losses is almost unprecedented, only occurring once in the 20th century (1929-1932) and once in the 19th century (1836-1839). Companies have generally done a good job in managing costs and when demand ultimately recovers, operating leverage should provide a welcome boost to earnings. In the international arena, valuations, combined with historic low interest rates, should provide a platform for markets to rally, and continued dollar weakness would serve to enhance dollar-based returns. U.S. fixed income rates are unlikely to fall much further, unless the current low inflationary environment shifts to a much more pernicious deflationary mode, and, accordingly, fixed income returns should reflect coupon returns with little, or even negative, capital appreciation. Overall, we are expecting a moderate economic recovery laced with sufficient concerns to make careful bottom-up security selection of vital importance.

This scenario can create attractive opportunities for thoughtful investors. It makes sense to assess where you stand today, re-calibrate your comfort level with investment risk, and structure a diversified portfolio to help you reach your financial goals with an appropriate mix of anticipated investment performance and portfolio volatility.

As always, we are committed at GE S&S Funds to helping you achieve your financial plans. Our portfolio professionals maintain a long-term view of the markets and work hard to position your Funds effectively to take advantage of today's best opportunities. With so much happening so quickly in today's markets, I encourage you to visit us regularly at our website, WWW.GEFN.COM/MUTUALFUNDS.

Sincerely,


/S/Signature


John H. Myers
President and Chief Executive Officer - GE Asset Management
January 31, 2003


JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

Q&A

                                                      GE S&S PROGRAM MUTUAL FUND






GENE BOLTON IS RESPONSIBLE FOR MANAGING GEAM'S U.S. EQUITY OPERATION AND ALSO PERSONALLY MANAGES THE US EQUITY SELECT STRATEGY. GENE JOINED GE IN 1964 AND, AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. HIS EXPERIENCE INCLUDES ASSIGNMENTS WITH GE'S MEDICAL SYSTEMS AND MAJOR APPLIANCE BUSINESSES AS WELL AS CORPORATE FINANCE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND MANAGED A GE PENSION FUND PORTFOLIO THROUGH 1991 WHEN HE WAS NAMED TO HIS PRESENT POSITION. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A TRUSTEE OF RENSSELAER POLYTECHNIC INSTITUTE AND CHAIRMAN OF THEIR INVESTMENT COMMITTEE, A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, AND A PAST MEMBER OF THE NEW YORK STOCK EXCHANGE PENSION ADVISORY COMMITTEE. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A BA DEGREE IN BUSINESS AND MANAGEMENT.


Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The GE S&S Program Mutual Fund declined 18.91% in 2002 compared to a decline of 22.10% for the S&P 500 benchmark. The Lipper peer group, consisting of 964 Large Cap Core funds, declined 23.73% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2002?

A. The portfolio out-performed the benchmark due to solid stock selection in several sectors including technology, healthcare, industrials, energy, telecommunications, and utilities. In most of these sectors, good stock selection included avoiding many of the companies that did poorly over the period in addition to selecting companies that had better relative performance.

Q. WHICH STOCKS PERFORMED WELL OVER THE PERIOD?

A. In technology, the S&P 500 benchmark holdings were down almost 38%, while the portfolio holdings declined 31.4%. Relative performance in this sector was driven by better industry performance in the portfolio in several groups, such as software, communications equipment, and computers. Intuit, a software company best known for its tax and accounting software products was up almost 10% for the year. In healthcare, better relative performance from healthcare provider stocks, such as Cardinal Health, Lincare Holdings, and UnitedHealth Group helped performance. In addition, several pharmaceutical holdings, including Johnson & Johnson, Merck, and Pharmacia, contributed to relative performance over the period. While industrials declined more than 25% for the S&P 500, several holdings in our Fund, including First Data, Emerson Electric, General Dynamics, and United Technologies helped this sector of the portfolio post a better relative return of -21.9% for the year. Energy stocks, representing a larger-than-average position in the portfolio due to improving commodity prices and positive supply/demand fundamentals, finished the year with better relative performance from holdings such as EnCana Corp, Burlington Resources, Exxon, Nabors Industries, and Baker Hughes. In the telecommunications services sector, better relative performance in the diversified telecommunications and the wireless industries helped to drive a positive contribution from this area. A reduced position in the utilities sector was the primary driver of performance better than the benchmark, as the sector was down more than 30% over the year. A few electric utility companies held in the portfolio, including Entergy, Exelon, and Constellation Energy, all posted positive absolute performance amid a difficult environment.

                                                      GE S&S PROGRAM MUTUAL FUND


Q. HOW HAVE THE ACCOUNTING SCANDALS IMPACTED THE FUND?

A. There is no question that the corporate accounting scandals have had a negative impact on investor confidence. In addition to the Enron debacle, several other high profile scandals, including potential misappropriation of company funds at Tyco and possible accounting fraud at Worldcom, have triggered investor's fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra in recent years, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question and a number of regulatory changes appear to be in the offing. The Fund has not been directly affected by the accounting scandals to date. The Fund did not own Enron or Worldcom, and owned a very small position in Tyco. That said, in our due diligence process, we make every attempt to assess company managements along with their balance sheets and other financial factors but it is obviously very difficult to uncover fraudulent behavior.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Following three straight down years, the market is obviously overdue for a recovery and we do expect a modest positive return as corporate earnings slowly recover later in the year. Uncertainty relating to terrorism and other geopolitical concerns will probably limit the upside potential of the market and result in a continuing period of above average volatility. This is the kind of environment where stock selection, driven by strong fundamental research, should pay off by helping us generate good returns relative to our benchmark measurement.

                                                      GE S&S PROGRAM MUTUAL FUND


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                  [LINE CHART OMITTED--PLOT POINTS AS FOLLOWS;]

            GE S&S PROGRAM MUTUAL FUND            S&P 500 INDEX
12/92                $10,000.00                    $10,000.00
12/93                 11,146.93                     11,001.37
12/94                 10,950.62                     11,144.62
12/95                 14,976.84                     15,323.26
12/96                 18,429.29                     18,865.06
12/97                 24,524.71                     25,145.19
12/98                 30,356.14                     32,361.36
12/99                 36,348.22                     39,179.20
12/00                 36,371.03                     35,581.20
12/01                 33,194.44                     31,342.77
12/02                 26,918.54                     24,415.42




                   AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED DECEMBER 31, 2002
------------------------------------------------------

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
------------------------------------------------------

GE S&S Program
   Mutual Fund      (18.91%)    1.88%   10.41%


S&P 500 Index       (22.10%)   (0.59%)   9.34%




                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S. companies.


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/02
                            LARGE CAP CORE PEER GROUP

                                            ONE     FIVE     TEN
                                           YEAR     YEAR    YEAR

   Fund's rank in peer group: .........     117      42        8

   Number of Funds in peer group: .....     964     489      154

   Peer group average annual
      total return: ...................  (23.73%) (1.90%)   7.55%

   Lipper categories in peer group: ...    LARGE CAP CORE

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.




                   TOP TEN HOLDINGS
                AS OF DECEMBER 31, 2002
                AS A % OF MARKET VALUE
-----------------------------------------------------
Citigroup Inc.                           4.43%
-----------------------------------------------------
Microsoft Corp.                          3.19%
-----------------------------------------------------
Exxon Mobil Corp.                        2.99%
-----------------------------------------------------
Pfizer Inc.                              2.85%
-----------------------------------------------------
First Data Corp.                         2.79%
-----------------------------------------------------
Federal National Mortgage Assoc.         2.75%
-----------------------------------------------------
Johnson & Johnson                        2.65%
-----------------------------------------------------
Cardinal Health Inc.                     2.51%
-----------------------------------------------------
American International Group             2.22%
-----------------------------------------------------
Merck & Co. Inc.                         1.93%
-----------------------------------------------------




SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002


          GE S&S PROGRAM MUTUAL FUND

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

MARKET VALUE OF $3,214,543


FINANCIAL                                     21.2%
HEALTHCARE                                    16.7%
INDUSTRIALS                                   13.2%
CONSUMER - DISCRETIONARY                      10.9%
INFORMATION TECHNOLOGY                        10.7%
ENERGY                                         8.3%
CONSUMER - STAPLES                             6.9%
SHORT-TERM                                     4.0%
TELECOMMUNICATION                              3.5%
MATERIAL                                       2.5%
UTILITIES                                      2.1%



                                    NUMBER
                                 OF SHARES       VALUE
-----------------------------------------------------------
COMMON STOCK -- 97.6%
-----------------------------------------------------------


CONSUMER - DISCRETIONARY -- 11.1%

AOL Time Warner Inc.               669,525   $   8,771 (a)
Best Buy Co. Inc.                  223,501       5,398 (a)
Carnival Corp.                     940,502      23,466 (k)
Catalina Marketing Corp.           753,704      13,944 (a,k)
Comcast Corp.
   (Class A Special)             1,890,488      42,706 (a)
Comcast Corp. (Class A)            314,153       7,405 (a)
Costco Wholesale Corp.             153,322       4,302 (a)
Delphi Corp.                       305,093       2,456
eBay Inc.                           49,817       3,379 (a)
Gannett Co. Inc.                   104,960       7,536
Home Depot Inc.                  1,740,278      41,697
Interpublic Group Cos. Inc.        205,793       2,898
Liberty Media Corp.
   (Series A)                    5,668,589      50,677 (a)
Lowe's Cos. Inc.                   295,921      11,097
Omnicom Group                      322,947      20,862 (k)
Target Corp.                     1,498,064      44,942
Viacom Inc. (Class B)              632,912      25,797 (a)
Wal-Mart Stores Inc.               535,799      27,063
Walt Disney Co.                    425,498       6,940
                                               351,336



                                    NUMBER
                                 OF SHARES       VALUE
-----------------------------------------------------------

CONSUMER - STAPLES -- 6.9%

Anheuser-Busch Cos. Inc.           314,991  $   15,246
Avon Products Inc.                 279,982      15,083
Colgate-Palmolive Co.              379,728      19,909
General Mills Inc.                 199,272       9,356
Kimberly-Clark Corp.               538,882      25,581
PepsiCo. Inc.                    1,337,667      56,476
Philip Morris Cos. Inc.            454,808      18,433
Procter & Gamble Co.               196,212      16,862
Sara Lee Corp.                     768,150      17,291
Sysco Corp.                        488,459      14,551
The Gillette Co.                   364,394      11,063
                                               219,851

ENERGY -- 8.5%

Anadarko Petroleum Corp.           296,000      14,178
Baker Hughes Inc.                  862,734      27,771
BP PLC. ADR                        457,756      18,608
Burlington Resources Inc.          475,103      20,263
ChevronTexaco Corp.                159,767      10,621
ConocoPhillips                     467,143      22,605
EnCana Corp.                       604,209      18,791
Exxon Mobil Corp.                2,752,263      96,164
Nabors Industries Ltd.             685,452      24,176 (a)
Schlumberger Ltd.                  355,064      14,945
                                               268,122

FINANCIAL -- 21.6%

AFLAC Inc.                         236,701       7,129
American Express Co.             1,006,377      35,575
American International Group     1,236,115      71,509
Bank of America Corp.              724,909      50,432
Bank One Corp.                     504,202      18,429
Berkshire Hathaway Inc.
   (Class B)                         7,662      18,565 (a)
Chubb Corp.                         37,374       1,951
Citigroup Inc.                   4,049,260     142,493
Federal Home Loan
   Mortgage Corp.                  264,731      15,632
Federal National
   Mortgage Assoc.               1,373,639      88,366
FleetBoston Financial Corp.        373,346       9,072
Hartford Financial Services
   Group Inc.                      684,477      31,096
Lehman Brothers
   Holdings Inc.                   158,682       8,456
Lincoln National Corp.             264,731       8,360
Marsh & McLennan Cos. Inc.         804,519      37,177
Mellon Financial Corp.             460,544      12,025
FF
--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                    NUMBER
                                 OF SHARES       VALUE
-----------------------------------------------------------
Morgan Stanley                     267,845  $   10,692
St. Paul. Cos.                     171,308       5,833
State Street Corp.                 392,414      15,304 (e)
The Allstate Corp.                 614,072      22,715
US Bancorp                         712,877      15,127
Wachovia Corp.                     426,632      15,546
Wells Fargo & Co.                  874,254      40,976
                                               682,460

HEALTHCARE -- 17.0%

Abbott Laboratories                924,708      36,988
Apogent Technologies Inc.          629,125      13,086 (a)
Baxter International Inc.          174,201       4,878
Biogen Inc.                         95,203       3,814 (a,k)
Bristol-Myers Squibb Co.           579,377      13,413
Cardinal Health Inc.             1,365,832      80,844
DENTSPLY International Inc.        342,595      12,745
Eli Lilly & Co.                     81,016       5,145
IMS Health Inc.                    238,258       3,812
Johnson & Johnson                1,584,998      85,130
Lincare Holdings Inc.              934,310      29,543 (a)
Medtronic Inc.                     161,579       7,368
Merck & Co. Inc.                 1,093,195      61,886
Pfizer Inc.                      3,001,504      91,756
Pharmacia Corp.                    908,816      37,989
Sybron Dental Specialties Inc.     118,371       1,758 (a)
Tenet Healthcare Corp.             248,877       4,082 (a)
UnitedHealth Group Inc.             87,101       7,273
WebMD Corp.                         77,431         662 (a,k)
Wyeth                              912,333      34,121
                                               536,293

INDUSTRIALS -- 13.4%

Automatic Data Processing          632,293      24,818
Burlington Northern
   Santa Fe Corp.                  553,815      14,405
Certegy Inc.                       579,279      14,221 (a)
Concord EFS Inc.                   780,952      12,292 (a)
Danaher Corp.                      108,037       7,098
Dover Corp.                      1,086,976      31,696
Eaton Corp.                         90,320       7,055
Emerson Electric Co.               662,012      33,663
Equifax Inc.                       778,527      18,015
First Data Corp.                 2,535,023      89,765
General Dynamics Corp.             406,844      32,291
Honeywell International Inc.       186,672       4,480
Lockheed Martin Corp.              183,620      10,604
Northrop Grumman Corp.             143,562      13,926
Paychex Inc.                        84,346       2,353
Pitney Bowes Inc.                  200,012       6,532



                                    NUMBER
                                 OF SHARES       VALUE
-----------------------------------------------------------
The Boeing Co.                      99,663  $    3,288
3M Co.                             229,976      28,356
Tyco International Ltd.             99,663       1,702
United Technologies Corp.          787,369      48,770
Waste Management Inc.              747,473      17,132
                                               422,462

INFORMATION TECHNOLOGY -- 10.8%

Analog Devices Inc.                725,023      17,306 (a)
Applied Materials Inc.           1,883,841      24,546 (a)
BMC Software Inc.                  233,414       3,994 (a)
Cisco Systems Inc.               1,986,827      26,027 (a)
Dell Computer Corp.              1,312,973      35,109 (a)
Electronic Data Systems Corp.      186,602       3,439
Intel Corp.                      2,034,786      31,682
International Business
   Machines Corp.                  386,187      29,929
Intuit Inc.                        650,220      30,508 (a)
Microsoft Corp.                  1,982,057     102,472 (a)
Molex Inc. (Class A)             1,333,068      26,515
Oracle Corp.                       653,406       7,057 (a)
Unisys Corp.                       435,435       4,311 (a)
                                               342,895

MATERIALS -- 2.6%

Alcoa Inc.                         613,646      13,979
Barrick Gold Corp.                 710,102      10,943
Bowater Inc.                       137,037       5,749
Du Pont EI de Nemours & Co.        264,725      11,224
Rohm & Haas Co.                    283,371       9,204
Weyerhaeuser Co.                   609,805      30,009 (k)
                                                81,108

TELECOMMUNICATION -- 3.6%

AT&T Corp.                         728,144      19,012
SBC Communications Inc.            679,097      18,410
Verizon Communications Inc.        762,267      29,538
Vodafone Group PLC. ADR          2,507,731      45,440 (k)
                                               112,400

UTILITIES -- 2.1%

Dominion Resources Inc./VA         469,667      25,785
Duke Energy Corp.                  622,259      12,159
Entergy Corp.                      385,795      17,588
Exelon Corp.                       186,869       9,861
TXU Corp.                          124,644       2,329
                                                67,722
TOTAL INVESTMENTS IN SECURITIES
   (COST $3,373,551)                         3,084,649


-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

          GE S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002




                                 PRINCIPAL
                                    AMOUNT       VALUE
-----------------------------------------------------------


SHORT-TERM INVESTMENTS -- 4.1%
-----------------------------------------------------------


REPURCHASE AGREEMENT -- 2.4%

State Street Bank and
   Trust Co. 0.95% dated
   12/31/02, to be
   repurchased at $75,277
   on 01/02/03, collateralized
   by $50,540 U.S. Treasury
   Bond, 8.75% maturing
   08/15/20
   (value $76,789)           $     75,273   $   75,273 (e)

                                NUMBER OF
                                   SHARES        VALUE
-----------------------------------------------------------

State Street Navigator
   Securities Lending
   Prime Portfolio             54,621,127       54,621 (l)
TOTAL SHORT-TERM INVESTMENTS
   (COST $129,894 )                            129,894

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.7)%                                  (53,053)
                                            -----------


NET ASSETS-- 100%                           $3,161,490
                                            ==========



-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

Q&A
                                                              GE S&S INCOME FUND






ROBERT MACDOUGALL IS CHIEF INVESTMENT OFFICER AND LEAD PORTFOLIO MANAGER FOR GE ASSET MANAGEMENT'S FIXED INCOME INVESTMENT TEAM. BOB JOINED GEAM IN 1986 AS VICE PRESIDENT. HE BECAME A SENIOR VICE PRESIDENT IN 1993 AND EXECUTIVE VICE PRESIDENT IN 1997. PRIOR TO JOINING GEAM, BOB HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. BOB RECEIVED BOTH HIS MASTERS AND BACHELORS IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. HOW DID THE S&S INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE 12- MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The S&S Income Fund posted a total return of 10.42%, compared to a total return of 10.26% for the Lehman Brothers Aggregate Bond Index. The Lipper peer group, consisting of 380 Intermediate Taxable Bond funds, returned 8.14% for the same period.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE OVER THE ONE- YEAR PERIOD ENDING DECEMBER 31, 2002?

A. The U.S. economy rebounded in 2002 from the prior year's recession, supported by a drop in business inventory liquidation, consumer spending and a strong housing market. Hopes of a typical post-recession boom were undermined by a hit to investor confidence brought on by corporate malfeasance, accounting scandals and rising geopolitical risks, not to mention a soft labor market and a third year of negative equity returns. Interest rates fell significantly during the year, pushing bond prices up. The yield on the benchmark 10-year U.S. Treasury note hit a 44-year low in early October before drifting back up to end the year at 3.81%, down nearly 1.25%. Short-term interest rates fell further as investors preferred the safety of short maturity Treasury securities over riskier assets, such as equities and corporate bonds. The Federal Reserve (the Fed) left their target for the Federal Funds rate unchanged until November when the rate was 0.50% to 1.25%, reflecting concern over the pace of the economic recovery.

   High quality assets performed best in 2002, led by commercial mortgage-backed securities (up 15.32%) and U.S. Treasuries (returning 11.79%). Corporate securities were heading for a disastrous yearly performance until they rebounded strongly in November, sparked in part by the Fed's rate cutting moves and Republicans winning control of Congress. The credit sector suffered from a record amount of "fallen angels" (issuers downgraded from investment grade to below investment grade). Several of the largest such events in history occurred last year, namely, Worldcom, Qwest, El Paso and Tyco.

                                                              GE S&S INCOME FUND

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance in 2002 benefited primarily from favorable security selection among corporate and mortgage-backed securities. Our defensive and well-diversified posture within our corporate holdings, given the preponderance of negative event risk last year, kept us clear of many poor performing issuers and prompted us to sell out of names such as Worldcom, Qwest and AOL before their prices significantly dropped due to ratings downgrades. Effective positioning in collateralized mortgage obligations and certain pass- through securities contributed to the performance of the Fund's overall position in mortgage-backed issues. Allocation shifts across the various sectors throughout the year also added to the Fund's return.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND THE BOND MARKET?

A. Over the next few quarters, we look for sub-par economic growth of approximately 2%, producing single digit earnings growth. Continued mortgage refinancing, despite high debt levels, should support consumer spending, but business investment is expected to remain weak. Although further monetary stimulus in this environment is unlikely, fiscal stimulus will come in the form of tax cuts and spending (primarily military). Although a war with Iraq may dampen economic growth, the extent will depend on the duration of such a conflict. The biggest risk to our outlook develops if low growth depresses corporate profits, making debt service more onerous, leading to more cuts in employment, subsequently hurting confidence and consumer spending. A recession most likely would be accompanied by lower inflation, if not deflation. Although the risk of recession or deflation is real, we give it at most a moderate probability of occurrence.

   We cannot make a convincing case that interest rates will move significantly in either direction over the near term. Economic recovery typically pushes yields higher, however geopolitical risks (war with Iraq, a renewed nuclear risk in North Korea) should help to prop up investor demand for the safety of U.S. Treasuries, limiting any upward trend in their yields. We therefore begin 2003 with a neutral interest rate sensitivity in the portfolio. We have lightened our exposure to mortgage-backed securities in favor of government agency debt. We continue to see value in commercial mortgage-backed securities and maintain our above-average position in that sector. Although corporate securities had a great fourth quarter, we remain cautious on the sector given our outlook for sub-par growth plus the added uncertainties of war. As was the case last year, security selection will likely be the key to the Fund's success.

                                                              GE S&S INCOME FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                  [LINE CHART OMITTED--PLOT POINTS AS FOLLOWS;]


                     GE S&S INCOME FUND                          LB AGGREGATE
12/92                       $10,000                                 $10,000
12/93                        10,975                                  10,981
12/94                        10,655                                  10,706
12/95                        12,623                                  12,669
12/96                        13,082                                  13,204
12/97                        14,344                                  14,463
12/98                        15,590                                  15,692
12/99                        15,462                                  15,547
12/00                        17,260                                  17,271
12/01                        18,717                                  18,697
12/02                        20,637                                  20,646


                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED DECEMBER 31, 2002
------------------------------------------------------

                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
------------------------------------------------------

GE S&S Income Fund  10.42%      7.38%    7.52%


LB Aggregate        10.26%      7.55%    7.51%


                               INVESTMENT PROFILE


A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade debt securities.


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/02
                      INTERMEDIATE TAXABLE BOND PEER GROUP

                                                     ONE    FIVE     TEN
                                                     YEAR    YEAR    YEAR

   Fund's rank in peer group: .....................    23      28       10

   Number of Funds in peer group: .................   380     215       80

   Peer group average annual total return: ........  8.14%    6.36%  6.67%

   Lipper categories in peer group: ...............  INTERMEDIATE TAXABLE BOND


   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


       QUALITY RATINGS AS OF DECEMBER 31, 2002
               AS A % OF MARKET VALUE
-----------------------------------------------

MOODY'S/S&P/                     PERCENTAGE OF
FITCH RATING+                     MARKET VALUE
-----------------------------------------------
Aaa / AAA                               77.81%
-----------------------------------------------

Aa / AA                                  4.74%
-----------------------------------------------

A / A                                    8.44%
-----------------------------------------------

Baa / BBB                                8.55%
-----------------------------------------------

NR / Other                               0.46%
-----------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                               GE S&S INCOME FUND


PIE CHART OMITTED--PLOT POINTS TO FOLLOW]

MARKET VALUE OF $3,285,487


ASSET-BACKED                          40.1%
CORPORATE NOTES                       20.4%
SHORT-TERM & OTHERS                   14.8%
U.S.TREASURIES                        12.6%
FEDERAL AGENCIES                      12.1%



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------


BONDS AND NOTES -- 107.4%
----------------------------------------------------------


U.S. TREASURIES -- 15.7%

U.S.Treasury Bonds
5.38%      02/15/31              $  9,080   $    9,894(k)
6.88%      08/15/25                22,545       28,505(h)
7.25%      05/15/16                37,580       48,129(h)
8.13%      08/15/19 - 08/15/21     67,005       93,658(h)
10.38%     11/15/04                18,015       20,898(h)
10.63%     08/15/15                16,105       26,010(h)
                                               227,094
U.S.Treasury Notes
2.00%      11/30/04                54,575       55,032(k)
2.13%      10/31/04                27,505       27,812(k)
2.88%      11/15/07                43,320       43,845(k)
4.00%      11/15/12                13,385       13,575(k)
6.50%      02/15/10                19,460       23,264(k)
7.00%      07/15/06                20,125       23,333(h)
                                               186,861
TOTAL U.S.TREASURIES
   (COST $396,324)                             413,955

FEDERAL AGENCIES -- 15.0%

Federal Home Loan
   Mortgage Corp.
6.63%      09/15/09                 4,240        4,971




                                PRINCIPAL
                                   AMOUNT        VALUE
---------------------------------------------------------
Federal Home Loan
   Bank System
2.50%      12/15/05              $ 54,230   $   54,639(k)

Federal Home Loan
   Mortgage Corp.
3.25%      11/15/04                 8,295        8,529(k)
4.50%      07/23/04                20,220       20,848
5.00%      05/15/04                 2,630        2,755(h)
5.25%      01/15/06                21,625       23,489
6.00%      06/15/11                 6,230        7,052
                                                62,673
Federal National Mortgage Assoc.
2.88%      10/15/05                25,450       25,954(k)
3.50%      09/15/04                37,340       38,505(k)
4.00%      11/17/03                 8,710        8,852(h)
4.38%      10/25/06                 5,690        6,022
4.63%      06/15/05                 2,300        2,436
4.75%      03/06/07                 5,235        5,641
5.00%      01/20/04 - 01/15/07    104,500      110,661(k,h)
5.25%      08/14/03 - 08/01/12     38,520       39,878
6.13%      03/15/12                 4,945        5,639
7.13%      01/15/30                24,855       30,808(h)
                                               274,396
TOTAL FEDERAL AGENCIES
   (COST $379,941)                             396,679

AGENCY MORTGAGE-BACKED -- 27.2%

Federal Home Loan Mortgage Corp.
6.00%      06/01/29 - 05/01/31      7,602        7,861
6.50%      07/01/29 - 09/01/29      2,129        2,217
7.00%      10/01/16 - 07/01/31      5,003        5,263
7.50%      11/01/09 - 03/01/32     17,065       18,145
8.00%      06/01/30 - 08/01/31      2,198        2,353
8.50%      04/01/30 - 05/01/30        157          168
9.00%      05/01/16 - 11/01/16      1,179        1,310
                                                37,317
Federal National Mortgage Assoc.
5.50%      02/01/14 - 03/01/16     41,235       42,972
6.00%      01/01/14 - 07/01/15      5,279        5,536
6.50%      01/01/14 - 05/01/32     17,539       18,469
7.00%      08/01/13 - 11/01/32     42,498       44,729
7.50%      08/01/13 - 09/01/32     48,707       51,673
8.00%      12/01/11 - 11/01/32     28,286       30,416
8.50%      04/01/30 - 11/01/31     12,097       12,939
9.00%      02/01/09 - 12/01/22     15,328       16,900
5.00%      TBA                     42,550       43,574(c)


-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
6.50%      TBA                   $ 94,970 $    100,134(c)
6.50%      TBA                    197,770      205,866(c)
7.00%      TBA                     29,500       31,021(c)
                                               604,229
Government National Mortgage Assoc.
5.38%      04/01/03 - 07/01/03        144          148(i)
5.75%      10/01/03                   120          124(i)
6.50%      01/15/24  - 4/15/28     21,293       22,425
6.63%      01/01/04                    62           65(i)
7.00%      03/15/12 - 10/15/28     18,760       20,067
7.50%      10/15/22 - 10/15/28     12,256       13,088
8.00%      10/15/29 - 12/15/99      6,196        6,684
8.50%      10/15/17                 3,708        4,098
9.00%      11/15/16 - 12/15/21      9,699       10,831
                                                77,530
TOTAL AGENCY MORTGAGE-BACKED
   (COST $702,048)                             719,076

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.0%

Collateralized Mortgage
   Obligation Trust (Class B)
5.09%      04/01/03                 1,834        1,626(d,f)

Federal Home Loan
   Mortgage Corp.
6.00%      09/15/23                 2,638        2,796
6.25%      01/15/23                 1,300        1,358
6.50%      03/15/09                 4,700        4,961
7.00%      02/15/31                 7,345        7,837
7.50%      07/15/08                   527           68(g)
8.00%      08/15/06 - 07/01/24      2,950        1,749(g)
17.32%     01/15/03                 1,960        2,347(i)
                                                21,116
Federal Home Loan Mortgage
   Corp. (Class H)
6.00%      12/15/08                 3,070        3,229(h)

Federal Home Loan Mortgage
   Corp. (Class J)
6.50%      10/15/22                 2,625        2,781

Federal Home Loan
   Mortgage STRIPS.
4.50%      08/01/27                   376          342(d,f)

Federal National Mortgage Assoc.
5.50%      09/25/13                 1,650        1,719
7.50%      07/25/41                 2,256        2,450
12.25%     01/25/03                26,535       29,178(i)




                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
15.74%     01/25/03               $ 2,000   $    2,210(i)
15.79%     01/25/03                 9,184       10,491(i)
17.37%     01/15/03                 2,002        2,352(i)
                                                48,400
Federal National Mortgage
   Assoc. (Class A)
7.50%      11/25/31                 6,860        7,449

Federal National Mortgage
   Assoc. (Class H)
6.50%      01/25/23                 5,074        5,148

Federal National Mortgage
   Assoc. REMIC
5.00%      05/25/12                 3,056        3,150
7.50%      02/25/41                 4,182        4,541
17.85%     01/25/03                 1,212        1,233(i)
                                                 8,924

Federal National Mortgage Assoc.
   REMIC (Class B)
3.14%      12/25/22                 1,201        1,051(d,f)

Federal National Mortgage Assoc.
   REMIC (Class J)
1080.91%   03/25/22                     3           45(g)

Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%   05/25/22                     2           53(g)

Federal National Mortgage Assoc.
   STRIPS.
7.50%      11/01/23 - 01/01/24     15,699        2,454(g)
8.00%      08/01/23 - 07/01/24      3,313          555(g)
8.50%      03/01/17 - 07/25/22      4,115          679(g)
9.00%      05/25/22                 1,261          224(g)
                                                 3,912
Government National
   Mortgage Assoc.
17.32%     01/17/03                 1,000        1,208(i)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $108,859)                             105,284

ASSET-BACKED -- 13.1%

Advanta Mortgage Loan Trust
6.30%      10/25/03                   941          961
AESOP Funding II LLC
3.85%      10/20/05                 3,722        3,834(b)


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                PRINCIPAL
                                   AMOUNT        VALUE
------------------------------------------------------------
American Express Credit Account
   Master Trust (Class A)
1.46%      01/15/03                $7,000    $   7,000(i,l)
American Express Master
   Trust (Class A)
1.47%      01/15/03                 5,000        5,000(i)
AmeriCredit Automobile
   Receivables Trust (Class A)
1.59%      01/06/03                 5,000        4,999(i,l)
1.68%      01/06/03                 8,000        7,992(i,l)
3.55%      04/06/06                 1,857        1,887
Ameriquest Mortgage
   Securities Inc.
1.73%      01/25/03                 4,074        4,068(i)
Arran Master Trust (Class A)
1.55%      03/15/03                 4,000        3,999(i,l)
Asset Backed Securities Corp.
   Home Equity
1.82%      01/15/03                 6,880        6,892(i)
Asset Backed Securities Corp.
   Home Equity (Class A)
1.68%      01/15/03                 2,830        2,831(i)
Bank One Issuance Trust
   (Class C)
3.76%      08/15/08                 4,500        4,536
CDC Mortgage Capital
   Trust (Class A)
1.91%      01/25/03                 4,988        4,995(i,l)
Centex Home Equity
3.56%      06/25/25                 1,857        1,883
Centex Home Equity (Class A)
1.72%      01/25/03                 3,733        3,731(i)
Chase Credit Card Master
   Trust (Class A)
1.48%      01/15/03                 7,165        7,163(i,l)
1.49%      01/15/03                 9,900        9,902(i)
1.52%      01/15/03                 2,000        2,000(i)
Chase Funding Loan
   Acquisition Trust
1.69%      01/25/03                   807          804(i)
5.39%      05/25/28                 3,722        3,858
Citibank Credit Card
   Issuance Trust
1.45%      03/15/03                13,500       13,492(i)
Citibank Credit Card Master
   Trust I (Class A)
6.05%      01/15/10                 2,000        2,232
Compucredit Credit Card Trust
1.64%      01/15/03                 2,500        2,500(i,l)



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Conseco Private Label Credit Card
   Master Note Trust (Class A)
1.70%      01/15/03               $10,000    $   9,499(i)
Countrywide Asset-Backed
   Certificates
1.67%      01/25/03                 6,145        6,145(i)
1.68%      01/25/03                 2,680        2,668(i)
Countrywide Asset-Backed
   Certificates (Class A)
1.70%      01/25/03                 4,211        4,206(i)
Daimler Chrysler Auto
   Trust (Class A)
3.85%      04/06/06                 2,595        2,671
Discover Card Master
   Trust I (Class A)
1.57%      01/15/03                 2,000        2,004(i)
1.60%      01/15/03                11,385       11,420(i)
Equity One ABS Inc.
5.03%      10/25/32                   500          519
First Franklin Mtg Loan Asset
   Backed Certificates (Class A)
1.71%      01/25/03                 5,317        5,296(i)
First USA Credit Card Master
   Trust (Class A)
1.55%      01/17/03                 2,970        2,971(i)
1.57%      01/17/03                 6,000        6,011(i)
1.61%      01/10/03                 3,380        3,381(i,l)
Fleet Credit Card Master
   Trust II (Class A)
1.56%      01/15/03                 8,000        8,004(i)
Ford Credit Auto Owner
   Trust (Class B)
4.79%      06/15/05                 2,000        2,091
Green Tree Financial Corp.
6.90%      04/15/18                   889          906
HFC Home Equity Loan Asset
   Backed Certificates (Class A)
1.69%      01/20/03                11,286       11,267(i)
1.79%      01/20/03                 2,708        2,705(i)
Household Automotive
   Trust (Class A)
1.61%      01/17/03                 3,000        3,000(i,l)
1.72%      01/17/03                 8,500        8,519(i)
Household Credit Card Master
   Note Trust I (Class A)
1.51%      01/15/03                 4,600        4,602(i)
Household Private Label Credit
   Card Master Note
   Trust I (Class A)
1.56%      01/15/03                 7,375        7,380(i)


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002




                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Long Beach Mortgage Loan Trust
1.74%      01/25/03               $ 5,836   $    5,660(i)
MBNA Credit Card Master Note
   Trust (Class A)
1.56%      01/15/03                 4,000        4,006(i)
MBNA Credit Card Master Note
   Trust (Class C)
4.05%      01/15/08                 1,904        1,926
MBNA Master Credit Card Trust
   USA (Class A)
1.68%      01/15/03                 4,000        4,023(i)
Mellon Bank Premium Finance
   Loan Master trust (Class A)
1.59%      03/15/03                 5,000        5,003(i)
Merrill Lynch Home Equity Loan
1.60%      01/25/03                 2,128        2,109(i)
Merrill Lynch Mortgage
   Investors Inc. (Class A)
1.94%      01/25/03                 3,769        3,769(i,l)
Metris Master Trust (Class A)
1.63%      01/20/03                 9,000        8,955(i,l)
Mid-State Trust
7.54%      07/01/18                 1,667        1,718
National City Credit Card
   Master Trust (Class A)
1.56%      03/15/03                 4,000        4,000(i)
1.57%      01/15/03                 5,000        5,012(i,l)
Novastar Home Equity Loan
1.68%      01/25/03                 1,497        1,494(i)
Novastar Home Equity Loan
   (Class A)
1.72%      01/25/03                 2,611        2,609(i)
Option One Mortgage Loan
   Trust (Class A)
1.69%      01/25/03                 3,485        3,477(i)
Residential Asset Mortgage
   Products Inc. (Class A)
1.52%      01/25/03                 3,415        3,415(i)
1.55%      01/25/03                 4,870        4,869(i)
1.70%      01/25/03                 4,493        4,476(i)
Residential Asset Securities Corp.
1.63%      01/25/03                10,684       10,632(i)
Residential Funding Mortgage
   Securities II (Class A)
1.52%      01/25/03                 2,688        2,688(i)
Saxon Asset Securities
   Trust (Class A)
1.82%      01/25/03                11,077       11,075(i)



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Sears Credit Account Master
   Trust (Class A)
1.53%      01/15/03               $11,000   $   10,976(i,l)
1.55%      01/15/03                 4,000        3,976(i)
1.82%      01/15/03                 3,000        3,001(i,l)
Superior Wholesale Inventory
   Financing Trust
1.51%      01/15/03                 8,800        8,802(i)
1.91%      01/15/03                 9,800        9,822(i,l)
West Penn Funding LLC
   Transition Bonds (Class A)
6.81%      09/25/08                 2,475        2,720
World Financial Network Credit
   Card Master Trust (Class A)
1.66%      01/15/03                 4,000        4,002(i,l)
TOTAL ASSET-BACKED
   (COST $346,099)                             346,039

CORPORATE NOTES -- 25.4%

Abbott Laboratories
5.13%      07/01/04                 7,010        7,380
Aetna Inc. /Old
6.97%      08/15/36                 3,695        4,100
AIG SunAmerica Global
   Financing IX
6.90%      03/15/32                 3,740        4,351(b)
Albertson's Inc.
8.00%      05/01/31                 1,050        1,237
Albertson's Inc.
7.50%      02/15/11                 2,655        3,060
Allstate Financial Global Funding
5.25%      02/01/07                 4,385        4,690(b)
Amerada Hess Corp.
7.88%      10/01/29                 2,710        3,118
Anadarko Petroleum Corp.
5.00%      10/01/12                 2,180        2,201
Anheuser-Busch Cos. Inc.
6.50%      02/01/43                 5,955        6,661
Appalachian Power Co. (Series C)
6.60%      05/01/09                 3,240        3,380
Appalachian Power Co. (Series E)
4.80%      06/15/05                 2,675        2,622
AT&T Corp.
6.38%      03/15/04                 2,775        2,844
7.80%      11/15/11                 1,360        1,490
Autozone Inc
5.88%      10/15/12                 3,650        3,773


---------
See Notes to Schedules of Investments and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Bank of America Corp.
7.40%      01/15/11               $ 3,255   $    3,839
Bank One Corp.
6.50%      02/01/06                 6,345        7,013
BB&T Corp.
4.75%      10/01/12                 1,365        1,373
BCI US Funding Trust
8.01%      07/15/08                 1,900        2,084(b,i)
Bellsouth Capital Funding
7.88%      02/15/30                 2,650        3,253
Boston Edison Co.
4.88%      10/15/12                 2,780        2,801
Brascan Corp.
7.13%      06/15/12                 3,035        3,250
British Telecommunications PLC.
8.38%      12/15/10                 1,940        2,327
Bunge Ltd. Finance Corp.
7.80%      10/15/12                 2,360        2,332(b)
Burlington Northern
   Santa Fe Corp.
7.29%      06/01/36                 2,460        2,851
Burlington Resources
   Finance Co.
7.20%      08/15/31                 1,860        2,127
Campbell Soup Co.
5.50%      03/15/07                 2,725        2,949
Cargill Inc.
6.38%      06/01/12                 3,570        3,997(b)
Centerior Energy Corp.
   (Series B)
7.67%      07/01/04                 6,840        7,114
CIT Group Inc.
5.50%      11/30/07                 3,720        3,808
Citigroup Inc.
1.50%      02/28/03                 7,000        7,008(i,l)
5.70%      02/06/04                 9,995       10,425
7.25%      10/01/10                 5,045        5,810
Coca-Cola Enterprises Inc.
6.70%      10/15/36                 3,930        4,301
Conagra Foods Inc.
7.00%      10/01/28                 1,850        2,099
7.13%      10/01/26                 3,330        3,764
Conoco Inc.
5.90%      04/15/04                15,080       15,864
6.95%      04/15/29                 1,790        2,018
ConocoPhillips
5.90%      10/15/32                 3,725        3,703(b)
9.38%      02/15/11                 2,645        3,425



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Consolidated Edison Co.
   of New York
5.63%      07/01/12                $4,075    $   4,353
Countrywide Home Loans Inc.
4.25%      12/19/07                 3,570        3,617
COX Communications Inc.
7.13%      10/01/12                 2,725        3,024
CSX Corp.
7.25%      05/01/04                 1,215        1,292
Darden Restaurants Inc.
7.13%      02/01/16                 3,805        4,277
Dominion Resources Inc./
   VA (Series A)
6.00%      01/31/03                 3,985        3,993
Duke Energy Corp.
5.38%      01/01/09                 2,805        2,784
Empresa Nacional de
   Electricidad SA/Chile
7.33%      02/01/37                   990          919
Entergy Gulf States Inc.
6.00%      12/01/07                 2,780        2,805
EOP Operating LP
7.00%      07/15/11                 1,785        1,943
7.75%      11/15/07                 2,605        2,961
Equitable Resources Inc.
5.15%      11/15/12                 2,790        2,799(b)
Equity Residential
6.63%      03/15/12                 5,615        6,055
European Investment Bank
4.63%      03/01/07                 4,455        4,749
Ford Motor Co.
7.45%      07/16/31                 7,805        6,752
Ford Motor Credit Co.
7.38%      10/28/09                 3,485        3,433
7.50%      03/15/05                 4,750        4,846
FPL Group Capital Inc.
7.38%      06/01/09                 5,700        6,519
Fred Meyer Inc. Holding Co.
7.38%      03/01/05                 2,670        2,897
General Mills Inc.
5.13%      02/15/07                 4,290        4,558
General Motors Acceptance Corp.
2.56%      01/21/03                 9,000        8,870(i,l)
5.75%      11/10/03                 2,690        2,735
5.80%      03/12/03                 3,885        3,906
6.13%      01/22/08                 3,690        3,711
6.88%      09/15/11                 4,815        4,783
7.25%      03/02/11                   540          546



------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Georgia Power Co.
4.88%      07/15/07                $3,565   $    3,764
Golden West Financial Corp.
4.75%      10/01/12                 2,735        2,751
Goldman Sachs Group Inc.
6.60%      01/15/12                 2,595        2,869
HJ Heinz Finance Co.
6.00%      03/15/12                 1,735        1,949(b)
7.25%      03/15/32                 1,865        2,059
Household Finance Corp.
2.91%      03/17/03                 3,500        3,497(i)
6.38%      11/27/12                 4,630        4,909
HSBC Capital Funding LP/
   Channel Islands
9.55%      06/30/10                 3,380        4,157(i)
Hudson United Bank/
   Mahwah NJ
7.00%      05/15/12                 4,375        4,940
Hyatt Equities LLC
6.88%      06/15/07                 2,150        2,141(b)
Hydro Quebec
8.25%      04/15/26                 3,680        4,875
International Business
   Machines Corp.
1.55%      03/10/03                 3,000        3,001(i)
4.75%      11/29/12                 1,855        1,863
International Paper Co.
6.88%      04/15/29                 2,690        2,837
Israel Electric Corp. Ltd.
8.10%      12/15/96                   970          855(b)
John Deere Capital Corp.
4.13%      07/15/05                 3,700        3,859
John Hancock Funds/USA
6.50%      03/01/11                 2,660        2,878
John Hancock Global Funding II
5.63%      06/27/06                 4,810        5,164
Kellogg Co. (Series B)
7.45%      04/01/31                 4,150        5,035
Keycorp.
4.63%      05/16/05                 6,255        6,513
KFW International Finance
4.75%      01/24/07                 8,300        8,913
Kinder Morgan Inc.
6.50%      09/01/12                 2,795        2,921(b)
Kraft Foods Inc.
5.25%      06/01/07                 7,455        8,053
Kroger Co.
8.00%      09/15/29                 2,685        3,138




                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Lehman Brothers Holdings Inc.
5.88%      11/15/17                $2,790   $    2,817
Lockheed Martin Corp.
8.50%      12/01/29                 2,685        3,571
Loral Corp.
8.38%      06/15/24                 2,685        3,433
Marathon Oil Corp.
6.80%      03/15/32                 5,095        5,265
Masco Corp.
5.88%      07/15/12                 3,605        3,807
6.75%      03/15/06                 3,040        3,300
Metropolitan Life Global
   Funding I
4.75%      06/20/07                 3,165        3,328
5.20%      01/30/07                 3,165        3,352(b)
Morgan Stanley
7.13%      01/15/03                 1,715        1,717
Murphy Oil Corp.
7.05%      05/01/29                 2,230        2,462
Nabisco Inc.
6.13%      02/01/33                 4,510        4,521(i)
National Rural Util Coop Fin
6.00%      05/15/06                 8,580        9,248
NB Capital Trust IV
8.25%      04/15/07                 4,160        4,822
Newell Rubbermaid Inc.
4.63%      12/15/09                 2,315        2,360
News America Inc.
7.63%      11/30/28                 4,010        4,048
Nisource Finance Corp.
7.88%      11/15/10                 1,855        2,037
Nordic Investment Bank
2.75%      01/11/06                 4,630        4,689
Norfolk Southern Corp.
6.00%      04/30/08                 2,595        2,809
North Fork Bancorporation Inc.
5.88%      08/15/12                 2,220        2,372(b)
Northern Natural Gas
5.38%      10/31/12                 1,860        1,859(b)
Occidental Petroleum Corp.
8.45%      02/15/29                 2,730        3,515
Ocean Energy Inc.
4.38%      10/01/07                 2,725        2,765
Oncor Electric Delivery Co.
7.25%      01/15/33                 1,120        1,150(b)
Pall Corp.
6.00%      08/01/12                 2,785        2,977(b)



-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002


                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Pemex Finance Ltd.
9.03%      02/15/11                $5,490    $   6,446
Pemex Project Funding
   Master Trust
7.38%      12/15/14                 2,790        2,860(b)
Pepsi Bottling Holdings Inc.
5.38%      02/17/04                 2,900        3,019(b)
Petroleos Mexicanos
9.50%      09/15/27                 8,970       10,315
Potash Corp of Saskatchewan
7.75%      05/31/11                 1,825        2,115
PP&L Capital Funding Inc.
7.75%      04/15/05                 3,250        3,421
Praxair Inc.
6.63%      10/15/07                   920        1,034
Procter & Gamble - Esop
   (Series A)
9.36%      01/01/21                 4,260        5,908
Procter & Gamble Co.
4.75%      06/15/07                 2,670        2,860
Progress Energy Inc.
5.85%      10/30/08                 2,680        2,831
6.55%      03/01/04                 2,845        2,954
7.75%      03/01/31                 2,930        3,321
PSEG Power LLC.
6.95%      06/01/12                 1,785        1,812
PSI Energy Inc.
6.65%      06/15/06                 2,235        2,417
Quest Diagnostics
6.75%      07/12/06                 1,780        1,922
7.50%      07/12/11                 1,830        2,072
Raytheon Co.
6.75%      08/15/07                 4,130        4,580
7.90%      03/01/03                 6,070        6,111
Royal Bank of Scotland
   Group PLC.
7.65%      09/30/31                 1,915        2,216(i)
8.82%      03/31/49                 4,885        5,483
Royal Bank of Scotland
   Group PLC. ADR
9.12%      03/31/49                 2,600        3,206
Safeway Inc.
6.15%      03/01/06                 5,820        6,227
Sara Lee Corp.
6.13%      11/01/32                   935          985
Scripps Co. (E.W.)
5.75%      07/15/12                 2,680        2,915
Simon Property Group LP
6.75%      07/15/04                 2,780        2,932



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Southtrust Bank NA
7.00%      11/15/08                $1,390    $   1,600
Southwestern Electric Power
   (Series B)
4.50%      07/01/05                 2,145        2,103
Sprint Capital Corp.
6.00%      01/15/07                 3,305        3,107
6.13%      11/15/08                 4,090        3,722
Tele-Communications-TCI Group
9.80%      02/01/12                 5,075        6,027
Tenet Healthcare Corp.
5.38%      11/15/06                 3,285        2,989
The Bear Stearns Cos. Inc.
5.70%      01/15/07                 1,785        1,929
TRW Inc.
6.63%      06/01/04                 4,150        4,384
Turner Broadcasting System Inc.
8.38%      07/01/13                 6,595        7,485
Tyson Foods Inc.
6.63%      10/01/04                 1,850        1,964
8.25%      10/01/11                 2,670        3,179
UBS Preferred Funding Trust I
8.62%      10/01/10                 4,190        5,065(i)
Unilever Capital Corp.
5.90%      11/15/32                 1,300        1,339
Union Carbide Corp.
6.79%      06/01/25                 2,475        2,593
Union Pacific Corp.
5.75%      10/15/07                 3,785        4,138
5.84%      05/25/04                 3,270        3,440
6.79%      11/09/07                 1,945        2,209
7.38%      09/15/09                 2,565        3,008
Union Planters Bank NA
5.13%      06/15/07                 3,560        3,799
United Dominion Realty
   Trust Inc.
6.50%      06/15/09                 2,680        2,839
Valero Energy Corp.
6.88%      04/15/12                   925          967
Verizon Florida Inc. (Series F)
6.13%      01/15/13                 2,730        2,920
Verizon Global Funding Corp.
7.75%      12/01/30                 7,535        8,707
Verizon Pennsylvania (Series A)
5.65%      11/15/11                 1,765        1,843
Viacom Inc.
5.63%      08/15/12                 3,430        3,666
7.75%      06/01/05                 3,435        3,842



---------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Vodafone Group PLC.
6.25%      11/30/32               $   965    $     960
Wachovia Corp.
4.95%      11/01/06                 5,350        5,726
Walt Disney Co.
5.38%      06/01/07                 2,670        2,830
6.20%      06/20/14                 2,685        2,904
Washington Mutual Bank FA
5.50%      01/15/13                 2,795        2,865
Washington Mutual Inc.
5.63%      01/15/07                 3,560        3,831
Wells Fargo & Co.
1.46%      03/24/03                 6,000        6,006(i)
5.25%      12/01/07                 4,460        4,820
Wendy's International Inc.
6.20%      06/15/14                 4,560        5,043
Weyerhaeuser Co.
5.50%      03/15/05                 4,465        4,677
6.13%      03/15/07                 1,970        2,112
Wisconsin Energy Corp.
5.88%      04/01/06                 2,725        2,931
Wyeth
5.88%      03/15/04                 3,285        3,420
Yale University
7.38%      04/15/26                 7,539        8,936
TOTAL CORPORATE NOTES
   (COST $633,474)                             670,621

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.6%

Bear Stearns Commercial
   Mortgage Securities
4.83%      08/15/38                 1,863        1,894
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.06%      11/15/16                 3,413        3,600
6.48%      02/15/35                   806          912
Bear Stearns Commercial
   Mortgage Securities (Class B)
6.20%      02/14/31                   475          525
Chase Commercial Mortgage
   Securities Corp. (Class A)
6.39%      11/18/30                 4,703        5,260
Citicorp Mortgage Securities Inc.
6.13%      03/25/13                 1,075        1,124(i)
Citicorp Mortgage Securities Inc.
   (Class B)
6.13%      03/25/13                 2,714        2,851(i)
COMM (Class A)
6.46%      02/16/34                 3,107        3,453(b)



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
CS First Boston Mortgage
   Securities Corp. (Class A)
5.11%      09/15/34               $ 1,239    $   1,320
DLJ Commercial Mortgage Corp.
6.24%      11/12/31                 4,173        4,643
First Horizon Asset
   Securities Inc. (Class B)
6.25%      04/25/13                 2,642        2,735
First Union-Lehman Brothers-
   Bank of America (Class A)
6.56%      11/18/35                 3,857        4,359
Granite Mortgages PLC.
2.00%      01/20/03                 7,000        6,997(i)
GS Mortgage Securities Corp. II
6.86%      07/13/30                 4,991        5,214(i)
Impac CMB Trust (Class A)
1.70%      01/25/03                 2,868        2,858(i)
1.85%      01/25/03                 6,681        6,683(i)
Interstar Millennium
   Trust (Class A)
2.01%      01/23/03                10,000        9,999(b,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%      11/15/35                 3,874        4,383
LB Commercial Conduit
   Mortgage Trust (Class A)
6.78%      06/15/31                 1,700        1,939
LB-UBS Commercial
   Mortgage Trust
4.07%      03/15/34                14,947          491(b,d,i)
6.23%      03/15/26                 3,000        3,351
6.53%      07/14/16                 1,704        1,909(b)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30                 1,777        1,971
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16                   750          839(b)
Lehman Large Loan (Class A)
6.84%      10/12/34                 3,000        3,205
Master Asset Securitization Trust
6.31%      07/25/12                 1,835        1,862(i)
Merrill Lynch Mortgage
   Investors Inc. (Class A)
1.74%      01/25/03                   362          361(i)
Morgan Stanley Capital I
   (Class A)
6.34%      07/15/30                 1,346        1,459



----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                  GE S&S INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Morgan Stanley Capital I
   (Class D)
6.91%      07/15/30               $ 2,000    $   2,285(i)
Morgan Stanley Dean
   Witter Capital I
3.83%      10/15/35                25,622          919(b,d,i)
3.94%      04/15/34                16,134          627(b,d,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.90%      10/15/35                 2,500        2,721
5.98%      02/01/31 - 01/15/39      4,564        4,930
6.01%      07/15/33                 1,600        1,751
6.39%      10/15/35                 4,500        5,065
Morgan Stanley Dean Witter
   Capital I (Class B)
6.55%      07/15/33                   183          206
Residential Asset
   Securitization Trust
1.05%      05/25/04                 7,713          132(g,i)
Residential Asset Securitization
   Trust (Class A)
1.57%      01/25/03                 1,932        1,931(i)
Salomon Brothers Mortgage
   Securities VII
7.00%      07/25/24                13,371       12,915(i)
Sequoia Mortgage Trust (Class A)
1.87%      01/20/03                 4,165        4,138(i)
Structured Asset Mortgage
   Investments Inc. (Class A)
1.84%      01/19/03                 3,989        3,957(i)
Structured Asset Securities
   Corp. (Class X)
1.78%      02/25/28                20,740        1,270(i)
TIAA Retail Commercial Trust
   (Class A)
6.56%      06/19/26                 1,614        1,804(b)
Wachovia Bank Commercial
   Mortgage Trust
1.84%      01/15/03                 7,010        7,010(b,i)
1.94%      01/15/03                 5,180        5,180(b,i)
2.32%      01/15/03                 3,500        3,500(b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATION
   (COST $142,398)                             146,538






                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
SOVEREIGN BONDS -- 1.4%

Canadian Government Bond
5.25%      11/05/08                $3,635    $   4,029
New Brunswick Province of
3.50%      10/23/07                 2,780        2,824
Ontario Electricity
   Financial Corp.
7.45%      03/31/13                    40           50
Province of British
   Columbia/Canada
4.63%      10/03/06                 4,370        4,658
Province of Manitoba
4.25%      11/20/06                 4,505        4,747
Province of Ontario
3.50%      09/17/07                 2,780        2,835
5.00%      07/17/09                 4,720        5,059
5.13%      07/17/12                   925          990
7.38%      01/27/03                 1,580        1,586
7.50%      09/15/29                 3,025        3,796
Province of Saskatchewan/
   Canada
7.38%      07/15/13                 1,855        2,296
8.00%      02/01/13                 1,115        1,434
Region of Lombardy
5.80%      10/25/32                 3,720        3,890
TOTAL SOVEREIGN BONDS
   (COST $36,449)                               38,194
TOTAL BONDS AND NOTES
   (COST $2,745,592)                         2,836,386

                                NUMBER OF
                                   SHARES        VALUE
--------------------------------------------------------
PREFERRED STOCKS -- 0.1%
--------------------------------------------------------


DOMESTIC PREFERRED -- 0.1%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $2,303)                    2,190        2,130 (b)
TOTAL INVESTMENTS IN SECURITIES
   (COST $2,747,895)                         2,838,516



------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002



                                NUMBER OF
                                   SHARES        VALUE
--------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.9%
--------------------------------------------------------

GEI Short-Term
   Investment Fund                412,771   $  412,771 (j)

                                PRINCIPAL
                                   AMOUNT        VALUE
---------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 1.3%

Dexia Bank Belgium
2.25%      01/21/03              $  8,600        8,600
Westdeutcshe
   Landebank Giroz
2.27%      01/09/03                25,600       25,600
TOTAL SHORT-TERM INVESTMENTS
   (COST $446,971)                             446,971

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (24.4)%                               (645,100)
                                            ----------


NET ASSETS-- 100%                           $2,640,387
                                            ==========


OTHER INFORMATION
-------------------------------------------------------------------------------
The GE S&S Income Fund had the following short futures contracts open at December 31, 2002:

                         NUMBER    CURRENT
             EXPIRATION    OF     NOTIONAL   UNREALIZED
DESCRIPTION     DATE    CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------

U.S.Treasury
   Notes 10 yrsMarch 2003  112     $(12,885)    $  (427)
U.S.Treasury
   Notes 5 yrsMarch 2003   241      (27,293)       (687)
                                                --------
                                                $(1,114)
                                                ========



---------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)


Information on the preceding performance pages relating to the Funds' one year total return and top ten holdings is audited, all other information is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 is a capitalization- weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for more information about the Funds' investment objectives, policies, risks, and permissible investments.

   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002


(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $22,927 or 0.87% of net assets for the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2002, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(j) GE Asset Management Incorporated ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(k)   All or a portion of security is out on loan.

(l) All or a portion of the security purchased with collateral from securities lending.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

ABBREVIATIONS:
ADR       --   American Depositary Receipt
REMIC     --   Real Estate Mortgage Investment Conduit

                                                            FINANCIAL HIGHLIGHTS

     SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEAR(S) INDICATED

GE S&S PROGRAM MUTUAL FUND                             2002          2001          2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............      $44.03        $49.66        $54.55          $57.43        $53.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................        0.54          0.53          0.64            0.75          0.87
   Net realized and unrealized
      gains (losses) on investments ............      (8.87)        (4.86)        (0.61)           10.46         11.77
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................      (8.33)        (4.33)          0.03           11.21         12.64
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................        0.54          0.53          0.64            0.75          0.87
   Net realized gains ..........................        0.03          0.77          4.28           13.34          7.40
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        0.57          1.30          4.92           14.09          8.27

NET ASSET VALUE, END OF YEAR ...................      $35.13        $44.03        $49.66          $54.55        $57.43
=======================================================================================================================


TOTAL RETURN(A) ................................    (18.91)%       (8.73)%         0.06%          19.74%        23.78%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ...........................  $3,161,490    $3,972,726    $4,504,669      $4,931,680    $4,353,884
   Ratios to average net assets:
      Net investment income ....................       1.36%         1.14%         1.15%           1.17%         1.46%
      Expenses .................................       0.13%         0.16%         0.09%           0.09%         0.09%
   Portfolio turnover rate .....................         32%           57%           40%             49%           32%



------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

     SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEAR(S) INDICATED


GE S&S INCOME FUND                                     2002          2001           2000          1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............      $11.25        $11.07        $10.70         $11.53         $11.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................        0.55          0.69          0.74           0.70           0.74
   Net realized and unrealized
      gains (losses) on investments ............        0.59          0.20          0.40         (0.80)           0.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................        1.14          0.89          1.14         (0.10)           0.95
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .......................        0.59          0.71          0.77           0.70           0.76
   Net realized gains ..........................          --            --            --           0.03           0.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        0.59          0.71          0.77           0.73           0.97

NET ASSET VALUE, END OF YEAR ...................      $11.80        $11.25        $11.07         $10.70         $11.53
=======================================================================================================================


TOTAL RETURN(A) ................................      10.42%         8.26%        11.09%        (0.92)%          8.49%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
   (in thousands) ..............................  $2,640,387    $2,444,416    $2,347,251     $2,584,794     $2,964,131
   Ratios to average net assets:
      Net investment income ....................       4.83%         6.12%         6.91%          6.35%          6.30%
      Expenses .................................       0.13%         0.17%         0.12%          0.13%          0.09%
   Portfolio turnover rate .....................        300%          231%          229%           201%           225%




--------
NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.



--------
See Notes to Financial Highlights and Notes to Financial Statements.


  STATEMENTS OF ASSETS                                                          GE S&S                      GE S&S
  AND LIABILITIES DECEMBER 31, 2002 (AMOUNTS IN THOUSANDS)                PROGRAM MUTUAL FUND            INCOME FUND

ASSETS
   Investments in securities, at market *
       (cost $3,373,551 and 2,747,895, respectively) .......................    $3,084,649                $2,838,516
   Short-term investments (at amortized cost) ..............................       129,894                   446,971
   Receivable for investments sold .........................................            --                    77,631
   Income receivables ......................................................         3,573                    27,615
   Receivable for fund shares sold .........................................            --                     1,307
   Receivable for total return swaps .......................................            --                     2,491
   Variation margin receivable .............................................            --                        62
---------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .........................................................     3,218,116                 3,394,593
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ....................................            --                     4,063
   Payable upon return of securities loaned ................................        54,621                   283,577
   Payable for investments purchased .......................................            --                   465,703
   Payable for fund shares redeemed ........................................         1,192                        35
   Payable to GEAM .........................................................           813                       811
   Other liabilities .......................................................            --                        17
---------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ....................................................        56,626                   754,206
---------------------------------------------------------------------------------------------------------------------
NET ASSETS .................................................................    $3,161,490                $2,640,387
=====================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .........................................................     3,572,748                 2,570,529
   Undistributed (distribution in excess of)
       net investment income ...............................................         1,162                     1,209
   Accumulated net realized loss ...........................................      (123,518)                  (20,858)
   Net unrealized appreciation/(depreciation) on:
       Investments .........................................................      (288,902)                   90,621
       Futures .............................................................            --                    (1,114)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS .................................................................    $3,161,490                $2,640,387
---------------------------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00
   value respectively) .....................................................        89,988                   223,744
Net asset value per share ..................................................    $    35.13                $    11.80

* Includes $52,296 and $278,371 of securities on loan in the GE S&S Program Mutual Fund and GE S&S Income Fund, respectively.



---------
See Notes to Financial Statements.


  STATEMENTS OF OPERATIONS                                                   GE S&S                      GE S&S
  FOR THE YEAR ENDED DECEMBER 31, 2002 (AMOUNTS IN THOUSANDS)           PROGRAM MUTUAL FUND            INCOME FUND

INVESTMENT INCOME

   INCOME:
      Dividend .........................................................    $  49,723                     $    502
      Interest* ........................................................        3,288                      125,164
      Less: Foreign taxes withheld .....................................         (161)                          --
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ........................................................       52,850                      125,666
---------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration fees ..............................................        2,515                        1,490
      Shareholder servicing agent fees .................................          569                          536
      Transfer agent fees ..............................................          890                          829
      Custody and accounting expenses ..................................          359                          253
      Professional fees ................................................           32                           23
      Registration, filing, printing and
         miscellaneous expenses ........................................          202                          143
---------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ......................................................        4,567                        3,274
---------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...............................................       48,283                      122,392
=====================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON :
      Investments ......................................................     (100,783)                      50,213
      Futures ..........................................................           --                           42
      Written options ..................................................           --                          232
      Swaps ............................................................           --                        7,928
      Foreign currency related transactions ............................            1                           --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ......................................................     (703,550)                      73,018
      Futures ..........................................................           --                       (1,114)
      Foreign currency related transactions ............................            2                           --
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ..................................................     (804,330)                     130,319
---------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .......................................    $(756,047)                    $252,711
=====================================================================================================================

* Income attributable to securities lending activity, net of rebate, for GE S&S Program Mutual Fund and GE S&S Income Fund was $173 and $1,384, respectively.



-------------
See Notes to Financial Statements.

  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (AMOUNTS IN THOUSANDS)

                                                                        GE S&S                      GE S&S
                                                                  PROGRAM MUTUAL FUND            INCOME FUND

                                                                    2002         2001           2002          2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ................................    $   48,283    $   46,472     $  122,392    $  149,436
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps ............................      (100,782)       54,122         58,415        36,759
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments, futures and
         foreign currency related translations .............      (703,548)     (497,647)        71,904         5,126
---------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ..............      (756,047)     (397,053)       252,711       191,321
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ................................       (47,996)      (46,205)      (130,598)     (153,377)
      Net realized gains ...................................        (2,484)      (67,578)            --            --
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................       (50,480)     (113,783)      (130,598)     (153,377)
---------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ....................................      (806,527)     (510,836)       122,113        37,944
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares .........................       248,656       215,690        226,909       190,877
      Value of distributions reinvested ....................        46,032       103,555        122,184       143,502
      Cost of shares redeemed ..............................      (299,397)     (340,352)      (275,235)     (275,158)
---------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions .........        (4,709)      (21,107)        73,858        59,221
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .................      (811,236)     (531,943)       195,971        97,165

NET ASSETS
   Beginning of year .......................................     3,972,726     4,504,669      2,444,416     2,347,251
---------------------------------------------------------------------------------------------------------------------
    End of year ............................................    $3,161,490    $3,972,726     $2,640,387    $2,444,416
=====================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR ......................    $    1,162    $       874    $    1,209    $    1,355

  CHANGES IN FUND SHARES
---------------------------------------------------------------------------------------------------------------------

Shares sold by subscription ................................         6,255         4,671         19,778        16,923
Issued for distributions reinvested ........................         1,321         2,340         10,641        12,775
Shares redeemed ............................................        (7,813)       (7,497)       (24,006)      (24,459)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES .....................          (237)         (486)         6,413         5,239
=====================================================================================================================



-------------
See Notes to Financial Statements.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002



1.   ORGANIZATION OF THE FUNDS
The GE S&S Program Mutual Fund and GE S&S Income Fund, formerly named GES&S Long Term Interest Fund, (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 60% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions and dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds. Security transactions are accounted for as of the trade date. Realized gains or losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denom

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002


inated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS
The GE S&S Income Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS
The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002


realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS
The GE S&S Income Fund may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitment. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002

INCOME TAXES
(DOLLARS IN THOUSANDS)
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2002, information on the tax components of capital is as follows:


                                                                        NET TAX
                                                                      APPRECIATION/  UNDISTRIBUTED
                                                            NET TAX   DEPRECIATION     ORDINARY    UNDISTRIBUTED     POST
                      COST OF     GROSS         GROSS     UNREALIZED ON DERIVATIVES,    INCOME/      LONG-TERM     OCTOBER
                     INVESTMENTS    TAX          TAX     APPRECIATION/  CURRENCY     (ACCUMULATED     GAINS/        LOSSES
                       FOR TAX  UNREALIZED   UNREALIZED  (DEPRECIATION) AND OTHER      ORDINARY    (ACCUMULATED  (SEE DETAILS
                      PURPOSES APPRECIATION DEPRECIATION ON INVESTMENTS NET ASSETS       LOSS)     CAPITAL LOSS)    BELOW)
-----------------------------------------------------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund      $3,540,479   $193,718    $(519,654)    $(325,936)     $   --       $1,162       $(86,483)      $   --
GE S&S Income Fund   3,195,532    103,300      (13,345)       89,955        (450)       1,209        (20,317)        (538)


As of December 31, 2002, each Fund has a capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended December 31, 2002, GE S&S Income Fund utilized approximately $39,600 of capital loss carryover.

FUND                          AMOUNT              EXPIRES
---------------------------------------------------------
GE S&S Program
   Mutual Fund                $86,483               2010
GE S&S Income Fund             20,317               2009

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The following Fund has elected to defer losses incurred after October 31, 2002 as follows:

FUND                                              CAPITAL
----------------------------------------------------------
GE S&S Income Fund                                 $538




The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2002 was as follows:

                              ORDINARY        LONG-TERM
                               INCOME      CAPITAL GAINS
---------------------------------------------------------
GE S&S Program
   Mutual Fund               $  47,996          $2,484
GE S&S Income Fund             130,598              --

DISTRIBUTIONS TO SHAREHOLDERS
GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps and treatment of realized gains and losses on foreign currency contracts. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, real

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002


ized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES
Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

3.   LINE OF CREDIT
Effective December 18, 2002, and expiring December 17, 2003, the Funds share a revolving credit facility of up to $50 million with a number of their affiliates. The credit facility is with their custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the year ended December 31, 2002.

4.   FEES AND COMPENSATION
     PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
During 2002, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as trustees for the Funds. Effective January 1, 2002, General Electric Capital International Services, an indirectly owned subsidiary of General Electric Company ("GECIS") began performing certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2002 $127,042 was charged to the Funds and was allocated pro rata across funds based upon relative net assets. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2002, were as follows:

                             PURCHASES           SALES
---------------------------------------------------------
GE S&S Program
   Mutual Fund               $1,143,128       $1,137,826
GE S&S Income Fund            8,387,946        8,159,920

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002



OPTIONS
During the year ended December 31, 2002, there were no option contracts written.

SWAP AGREEMENTS
Open swap transactions held by the GE S&S Income Fund consisted of the following as of December 31, 2002:

                                                               NOTIONAL AMOUNT
------------------------------------------------------------------------------

Total Return Swap with Morgan Stanley Capital Services, Inc. on the investment grade portion of the Lehman Brothers Collateralized
Mortgage Backed Securities Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 40 basis
points monthly, expires February 28, 2003.                             $54,000

Total Return Swap with Morgan Stanley Capital Services, Inc. on the investment grade portion of the Lehman Brothers Collateralized
Mortgage Backed Securities Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 45 basis
points monthly, expires April 30, 2003.                                $34,000

SECURITY LENDING
At December 31, 2002, the following Fund participated in securities lending:

                          LOANED SECURITIES      CASH
                          AT MARKET VALUE     COLLATERAL
--------------------------------------------------------
GE S&S Program
   Mutual Fund               $  52,296        $  54,621
GE S&S Income Fund             278,371          283,577

                                                    INDEPENDENT AUDITORS' REPORT


KPMG [LOGO OMITTED]

THE BOARD OF TRUSTEES AND SHAREHOLDERS
GE S&S FUNDS:

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Income Fund (formerly the GE S&S Long Term Interest Fund) (the "Funds"), including the schedules of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /S/KPMG LLP

Boston, Massachusetts
February 14, 2003

                                                      TAX INFORMATION, UNAUDITED

During the year ended December 31, 2002, the following GE S&S Fund paid to shareholders of record on December 26, 2002 the following long-term capital gains dividends:

         FUND                                                 PER SHARE AMOUNT
         ---------------------------------------------------------------------
         GE S&S Program Mutual Fund                              $0.02809

                                               ADDITIONAL INFORMATION, UNAUDITED


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED      Until successor is elected and
qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; Laffer Investments since 2000; The Pebble Beach Company since 1999; GE Capital Services, Inc. since 1997; Building with Books since 2000; The Pension Managers Advisory Committee of the New York Stock Exchange since 1997; The Warburg Pincus Advisory Board since 1995; He is also a Trustee of Wagner College and Trustee of Elfun Funds and General Electric Pension Trust since 1986.

--------------------------------------------------------------------------------
EUGENE K. BOLTON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Domestic Equity Investments and Director of GEAM since 1991; Executive Vice President - Domestic Equity Investments and Director of GEIC from 1991-2000 (when GEIC was merged into GEAM); Senior Vice President - Pension Fund Portfolios of GEIC from 1987 to 1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1991

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   53

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 63

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND   Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 63

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1987.

                                               ADDITIONAL INFORMATION, UNAUDITED


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   47

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel. NUMBER OF

PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993

--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   54

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 7 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and
GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1997

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   46

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993

--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   49

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1999

                        GE S&S PROGRAM SUPPLEMENTARY INFORMATION -- INTRODUCTION
                                                                     (UNAUDITED)

The following information is provided for participants in the GE Savings & Security Program and supplements the description of the Program as it appears in the GE Employee Benefits Summary Plan Description booklet, as amended (GE Benefits Handbook).

The Schedules of Investments for the GE S&S Short Term Interest Fund and GE S&SMoney Market Fund have been included as an additional feature.

Following the Schedules of Investments are two tables designed to illustrate the relative market value of investments offered under the Program. Performance data information is based upon historical earnings and is not intended to indicate future performance. The notes are an integral part of these tables.

The Supplemental Information and Schedules of Investments have not been audited.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
                                                                     (UNAUDITED)

                         GE S&S SHORT TERM INTEREST FUND

                                PRINCIPAL
                                   AMOUNT        VALUE
-------------------------------------------------------
BONDS AND NOTES -- 106.8%
-------------------------------------------------------

U.S. TREASURIES -- 14.1%

U.S. Treasury Notes
3.00%      11/15/07 ...........   $77,100   $   78,034
4.38%      05/15/07 ...........    45,500       48,856
TOTAL U.S. TREASURIES
   (COST $124,274)                             126,890

FEDERAL AGENCIES -- 22.2%

Federal Home Loan Mortgage Corp.
5.50%      07/15/06 ...........    13,200       14,503
7.38%      05/15/03 ...........     8,115        8,297
                                                22,800
Federal National Mortgage Assoc.
4.25%      07/15/07 ...........    15,000       15,816
4.38%      10/15/06 ...........    48,000       50,945
5.50%      02/15/06 ...........    16,970       18,582
6.00%      12/15/05 ...........    35,320       39,100
7.00%      07/15/05 ...........    16,170       18,134
                                               142,577
Student Loan Marketing Assoc.
5.00%      06/30/04 ...........    32,965       34,626
TOTAL FEDERAL AGENCIES
   (COST $188,770)                             200,003

AGENCY MORTGAGE BACKED -- 28.6%

Federal Home Loan Mortgage Corp.
6.00%      12/01/08 ...........        59           60
7.00%      12/01/17 - 06/01/32      9,464       10,009
7.50%      11/01/08 - 06/01/32     16,382       17,396
8.00%      08/01/22 - 02/01/32      3,658        3,922
9.25%      12/01/16 ...........       973        1,100
                                                32,487
Federal National Mortgage Assoc.
6.50%      08/01/31 - 10/01/32     12,795       13,322
7.00%      02/01/17 - 10/01/32     30,367       32,138
7.50%      11/01/21 - 10/01/32     43,618       46,380
8.00%      02/01/32 - 10/01/32     20,022       21,507
8.50%      04/01/30 - 09/01/32      2,381        2,550
9.00%      08/01/10 - 12/01/31     12,875       14,072
                                               129,969


                                PRINCIPAL
                                   AMOUNT        VALUE
-------------------------------------------------------
Government National Mortgage Assoc.
7.00%      03/15/31 - 11/15/32   $  3,571   $    3,783
7.50%      02/15/09 - 09/15/31     26,339       28,258
8.00%      03/15/32 ...........     1,162        1,254
9.00%      08/15/09 - 11/15/17     47,458       51,792(h)
9.50%      12/15/09 ...........     8,400        9,271(h)
                                                94,358
TOTAL AGENCY MORTGAGE BACKED
   (COST $252,043)                             256,814

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.9%

Federal Home Loan Mortgage Corp.
2.00%      01/15/03 ...........         2            2(g)
5.50%      04/15/21 ...........    16,500       16,789
6.00%      07/15/24 ...........    14,300       14,822
6.50%      04/15/22 ...........    20,115       20,680
7.00%      12/15/04 - 04/15/12     20,421       21,427
43.50%     02/15/03 ...........         1            1(g)
                                                73,721
Federal Home Loan Mortgage
   Corp. (Class H)
6.38%      10/15/22 ...........    17,300       18,029

Federal Home Loan Mortgage
   Corp. (Class S)
16.17%     01/15/03 ...........     1,256        1,328(i)

Federal National Mortgage Assoc.
5.78%      01/25/03 ...........    89,425        6,964(g,i)
6.58%      01/25/03 ...........    14,839          251(g,i)
7.00%      06/18/13 ...........     1,335        1,378
                                                 8,593

Federal National Mortgage
   Assoc. REMIC
7.11%      01/25/03 ...........    10,298          920(g,i)
8.00%      05/25/07 ...........    10,600       11,509
                                                12,429

Federal National Mortgage
   Assoc. REMIC (Class H)
6.00%      10/25/22 ...........    19,000       20,117
6.50%      03/25/22 ...........    17,550       18,005
                                                38,122

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $152,133) ............                152,222


------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this Fund).

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
                                                                     (UNAUDITED)



                                PRINCIPAL
                                   AMOUNT        VALUE
-------------------------------------------------------

ASSET BACKED -- 13.4%
Advanta Mortgage Loan Trust
6.30%      10/25/03 ...........   $   897   $      916
American Express Credit Account
   Master Trust (Class A)
1.46%      01/15/03 ...........     6,850        6,850(i,l)
Arran Master Trust (Class A)
1.55%      03/15/03 ...........     3,500        3,499(i,l)
Bank One Issuance Trust (Class C)
3.76%      08/15/08 ...........    10,000       10,080
Capital Asset Research
   Funding LP
6.40%      12/15/03 ...........       584          591
Capital Auto Receivables Asset
   Trust (Class A)
1.47%      01/15/03 ...........     8,000        8,000(i,l)
CDC Mortgage Capital Trust
   (Class A)
1.91%      01/25/03 ...........     1,496        1,499(i,l)
Compucredit Credit Card Trust
1.64%      01/15/03 ...........     3,000        3,000(i,l)
Discover Card Master Trust I
   (Class A)
5.30%      11/16/06 ...........    18,990       19,906
First USA Credit Card Master
   Trust (Class A)
1.51%      01/19/03 ...........     1,000        1,000(i,l)
1.57%      01/17/03 ...........     3,000        3,005(i,l)
Ford Credit Auto Owner Trust
   (Class A)
1.51%      01/15/03 ...........     2,645        2,644(i,l)
7.09%      11/17/03 ...........     1,158        1,164
Green Tree Financial Corp.
6.90%      04/15/18 ...........     1,259        1,282
Home Equity Mortgage Trust
7.00%      12/25/04 ...........    15,000        1,866
Household Automotive Trust
   (Class A)
1.61%      01/17/03 ...........    10,000       10,000(i,l)
Lehman FHA Title I Loan Trust
   (Class A)
7.30%      05/25/17 ...........       166          167
MBNA Credit Card Master Note
   Trust (Class C)
4.05%      01/15/08 ...........    15,300       15,477
MBNA Master Credit Card Trust
   USA (Class A)
1.50%      01/15/03 ...........     4,000        4,000(i,l)




                                PRINCIPAL
                                   AMOUNT        VALUE
-------------------------------------------------------
Mellon Bank Premium Finance
   Loan Master trust (Class A)
1.59%      03/15/03 ...........   $ 2,000  $     2,001(i,l)
Merrill Lynch Mortgage
   Investors Inc. (Class A)
1.94%      01/25/03 ...........     1,091        1,091(i,l)
Metris Master Trust (Class A)
1.63%      01/20/03 ...........     4,000        3,980(i,l)
Provident Bank Home Equity
   Loan Trust (Class A)
7.18%      07/25/04 ...........       925          979
Providian Gateway Master
   Trust (Class A)
1.64%      01/15/03 ...........     5,000        5,000(i)
Residential Funding Mortgage
   Securities II (Class A)
1.52%      01/25/03 ...........     1,500        1,500(i,l)
Sears Credit Account Master
   Trust (Class A)
1.82%      01/15/03 ...........     1,000        1,000(i,l)
SMS Student Loan Trust (Class A)
1.72%      01/25/03 ...........     4,783        4,790(i,l)
Superior Wholesale Inventory
   Financing Trust
1.51%      01/15/03 ...........     5,000        5,001(i)
TOTAL ASSET BACKED
   (COST $118,947) ............                120,288

CORPORATE NOTES -- 3.7%

Goldman Sachs Group LP
7.88%      01/15/03 ...........     6,550        6,560(b)
Merrill Lynch & Co. Inc.
1.73%      01/14/03 ...........    15,000       14,946(i,l)
1.96%      01/14/03 ...........    12,000       11,985(i,l)
TOTAL CORPORATE NOTES
   (COST $33,551)                               33,491

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.9%

Asset Securitization Corp. (Class A)
6.50%      02/14/43 ...........     3,058        3,118
Bank of America Mortgage
   Securities (Class A)
6.50%      04/25/29 ...........    11,808       11,932
Cendant Mortgage Corp.
6.18%      08/25/03 ...........     2,222        2,303(i)
Cendant Mortgage Corp.
   (Class M)
6.18%      08/25/03 ...........     1,482        1,520(i)



------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this Fund).

     GE S&S SHORT TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
                                                                     (UNAUDITED)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
CS First Boston Mortgage
   Securities Corp.
5.66%      04/15/37 ...........   $80,600   $    4,736(b,d,i)
6.50%      11/25/04 ...........    20,000        3,142(g)
GS Mortgage Securities Corp. II
6.94%      07/13/30 ...........       782          798(i)
Impac CMB Trust (Class A)
1.85%      01/25/03 ...........     9,898        9,900(i,l)
LB-UBS Commercial
   Mortgage Trust
1.37%      07/15/35 ...........    69,374        4,770(b,i)
Morgan Stanley Dean
   Witter CApital I
1.06%      02/15/33 ...........    39,859        2,074(b,i)
1.19%      01/15/39 ...........    82,860        4,787  (b,i)
Residential Funding Mtg.
   Sec. I (Class A)
7.50%      02/25/03 ...........    21,839       21,897
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATION
   (COST $70,650) .............                 70,977
TOTAL INVESTMENTS IN SECURITIES
   (COST $940,368) ............                960,685

                                NUMBER OF
                                   SHARES        VALUE
--------------------------------------------------------------------------------


SHORT TERM SECURITIES -- 15.6%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $139,929) ............   139,929      139,929 (l,j)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (22.4)% ................              (201,511)
================================================================================


NET ASSETS-- 100% .............               $899,103
================================================================================


--------------------------------------------------------------------------------




------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
                                                                     (UNAUDITED)

                            GE S&S MONEY MARKET FUND

                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 26.0%

U.S. AGENCIES

Federal Agricultural
   Mortgage Corp.
1.71%      01/06/03 ...........   $32,420  $    32,412(d)
1.71%      01/10/03 ...........     9,680        9,676(d)
                                                42,088
Federal Home Loan Bank
2.50%      11/14/03 ...........    38,650       38,918

Federal Home Loan
   Mortgage Corp.
1.28%      01/02/03 ...........    61,380       61,377(d)
1.28%      04/02/03 ...........    13,125       13,109(d)
1.31%      05/22/03 ...........    31,680       31,519(d)
1.90%      06/19/03 ...........     6,200        6,146(d)
2.36%      04/25/03 ...........    12,000       11,912(d)
                                               124,063
Federal National Mortgage Assoc.
1.51%      10/17/03 ...........    23,750       23,466(d)
1.59%      01/10/03 ...........    41,760       41,748(i)
1.67%      04/04/03 ...........     3,700        3,684(d)
                                                68,898
TOTAL U.S. GOVERNMENTS
   (COST $273,967)                             273,967

COMMERCIAL PAPER -- 51.3%

ABN Amro Bank
1.33%      01/06/03 ...........    46,680       46,671
Bank One Corp.
1.34%      02/03/03 ...........    46,950       46,892
Barclays PLC.
1.32%      02/27/03 ...........    45,970       45,874
Canadian Imperial Bank
   of Commerce
1.32%      02/07/03 ...........    44,400       44,340
Citicorp
1.32%      02/10/03 ...........    42,760       42,697
1.33%      02/10/03 ...........     4,200        4,194
CS First Boston
1.72%      01/08/03 ...........    41,920       41,906




                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
Goldman Sachs Group LP
1.70%      01/13/03 ...........   $41,880  $    41,856
JP Morgan Chase
1.34%      01/15/03 ...........     5,000        4,997
1.70%      01/15/03 ...........    41,920       41,892
Merrill Lynch & Co. Inc.
1.70%      01/10/03 ...........    41,930       41,912
Morgan Stanley Dean Witter Dis
1.35%      01/21/03 ...........    43,190       43,158
Societie Generale
1.32%      02/18/03 ...........     4,000        3,993
1.34%      02/18/03 ...........    42,950       42,874
UBS AG
1.35%      01/03/03 ...........    46,660       46,657
TOTAL COMMERCIAL PAPER
   (COST $539,913) ............                539,913

REPURCHASE AGREEMENTS-- 5.3%
Nesbit Burns - Bank of Montreal
1.25% dated 12/31/02, to be
repurchased at $56,274 on
01/02/03, collateralized by
$56,270 Government Agency
Bonds, 5.5% and 5.75% for a
total of 11.25% maturing
03/15/11 and 02/15/08
(value $37,383) ...............    56,270       56,270
TOTAL REPURCHASE AGREEMENTS
   (COST $56,270)                               56,270

YANKEE CERTIFICATES OF DEPOSIT -- 17.3%
Abbey National PLC
1.76%      01/30/03 ...........    44,140       44,140
Bank of Montreal
1.62%      01/29/03 ...........    44,280       44,280
Bayerische Hypo-und
   Vereinsbank AG
1.35%      01/16/03 ...........     3,500        3,500
1.79%      01/16/03 ...........    43,410       43,410
Dexia Bank Belgium
1.36%      01/07/03 ...........    46,660       46,660
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $181,990) ............                181,990
TOTAL SHORT-TERM INVESTMENTS
   (COST $1,052,140) ..........              1,052,140

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ...................                    556
                                            ----------
NET ASSETS-- 100% .............             $1,052,696
                                            ==========

------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this Fund).

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

INVESTMENT AT $100 PER MONTH

The first table illustrates the cumulative value at each year of an assumed investment in the amount of $100 per month. The table covers an investment beginning January 1, 2000, in GE Common Stock ("Stock"), GE S&S Program Mutual Fund ("Program Mutual Fund"), GE S&S Income Fund ("Income Fund"), GE S&S Short Term Interest Fund ("ST Interest Fund"), GE S&S Money Market Fund ("Money Market Fund"), U.S. Savings Bonds ("Bonds"), GE Institutional International Equity Fund ("International Equity Fund"), GEInstitutional Small-Cap Value Equity Fund ("Small-Cap Value Equity Fund"), GE Institutional Strategic Investment Fund ("Strategic Investment Fund") and Vanguard(R) Institutional Index Fund ("Index Fund").
                    VALUE OF INVESTMENT OF $100 PER MONTH (A)
                      Investment Beginning January 1, 2000

                                             STOCK                  PROGRAM MUTUAL FUND             INCOME FUND*
                                  -------------------------    -------------------------     -------------------------
                    CUMULATIVE                 MARKET VALUE                        VALUE                         VALUE
                        AMOUNT                    INCLUDING                    INCLUDING                     INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH    REINVESTED      DIVIDENDS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA DIVIDENDS (C)        (D) (E)  DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
-----------------------------------------------------------------------------------------------------------------------
2000                    $1,200          $  4         $1,127          $ 100        $1,203          $  49         $1,286
2001                     2,400            26          2,090            162         2,285            176          2,630
2002                     3,600            73          2,284            208         2,953            350          4,170


                                       ST INTEREST FUND             MONEY MARKET FUND                  BONDS
                                  -------------------------    -------------------------     -------------------------
                    CUMULATIVE                        VALUE                        VALUE                    REDEMPTION
                        AMOUNT                    INCLUDING                    INCLUDING                         VALUE
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE      INCLUDING
ENDED                  IN EACH    REINVESTED       INTEREST     REINVESTED      INTEREST        ACCRUED        ACCRUED
DEC. 31                  MEDIA      INTEREST        (D) (F)       INTEREST       (D) (F)       INTEREST   INTEREST (B)
----------------------------------------------------------------------------------------------------------------------
2000                    $1,200         $  44         $1,260          $  43        $1,243          $  36         $1,236
2001                     2,400           160          2,616            121         2,521            124          2,524
2002                     3,600           338          4,049            180         3,780            246          3,846

                                  INTERNATIONAL EQUITY FUND   SMALL-CAP VALUE EQUITY FUND    STRATEGIC INVESTMENT FUND
                                  -------------------------   --------------------------    --------------------------
                    CUMULATIVE                        VALUE                        VALUE                         VALUE
                        AMOUNT                    INCLUDING                    INCLUDING                     INCLUDING
AT YEAR              INVESTED     CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH    REINVESTED  DISTRIBUTIONS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA DISTRIBUTIONS        (D) (F)  DISTRIBUTIONS   (D) (F) (G)  DISTRIBUTIONS    (D) (F) (G)
----------------------------------------------------------------------------------------------------------------------
2000                    $1,200        $  122         $1,114          $  92        $1,320          $  79         $1,231
2001                     2,400           147          2,031            463         2,811            108          2,406
2002                     3,600           190          2,700            524         3,495            170          3,319

                                          INDEX FUND
                                  -------------------------
                    CUMULATIVE                        VALUE
                        AMOUNT                    INCLUDING
AT YEAR              INVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH    REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA DISTRIBUTIONS    (D) (F) (G)
-----------------------------------------------------------

2000                    $1,200       $     7         $1,120
2001                     2,400            28          2,162
2002                     3,600            68          2,775
*Formerly named GE S&S Long Term Interest Fund

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

NOTES:

(a) The Program provides for Proportionate Company Payments in addition to Employee Contributions. The amounts shown are simply for illustrative purposes and do not reflect any such Proportionate Company Payments. Past performance is no guarantee of future results.
(b) The redemption value assumes the bonds are held longer than five years and does not include the 3-month interest penalty that would be applied if the bonds were redeemed before five years.
(c) Cumulative reinvested dividends assumes that dividends on GE Common Stock were not paid out to participant under the S&S dividend Payout Option.
(d) Cumulative values include the year-end market value of Stock and the share price of Program Mutual Fund, Income Fund, ST Interest Fund, Money Market Fund, International Equity Fund, Small-Cap Value Equity Fund, Strategic Investment Fund and Index Fund purchased through the reinvestment of income and dividends, as the case may be. Capital gains distributions per unit were paid as follows:

                                                  PROGRAM     INTERNATIONAL       SMALL-CAP        STRATEGIC
                                                  MUTUAL         EQUITY         VALUE EQUITY      INVESTMENT
                                                   FUND           FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------------------
            2000                                   $4.28          $1.46            $1.00              $0.48
            2001                                    0.77             --             1.84                 --
            2002                                    0.03             --             0.15                 --

(e) The market value of Stock is based on the closing price as of the last business day of the year, as reported by the Consolidated Tape of New York Stock Exchange listed shares.
(f) The value of the Fund is based on its Share Price as of year-end, which is equal to its net asset value per share. With respect to ST Interest Fund, Money Market Fund, Program Mutual Fund and Income Fund, Share Price is determined in accordance with Section III of Rules of the Funds, which is contained in the GE S&S Program Plan Document.
(g) The Small-Cap Value Equity Fund, Strategic Investment Fund and Index Fund became available as investment options for the Program on October 1, 2002. Performance information for periods prior to that date is provided only for comparative purposes.

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION

$1,000 INVESTMENT

This table illustrates the value at year-end of an assumed investment of $1,000 made on January 1, 2000 in Stock, Program Mutual Fund, Income Fund, ST Interest Fund, Money Market Fund, Bonds, International Equity Fund, Small-Cap Value Equity Fund, Strategic Investment Fund and Index Fund.

                          VALUE OF INVESTMENT OF $1,000
                      Investment Beginning January 1, 2000

                                             STOCK                  PROGRAM MUTUAL FUND              INCOME FUND
                                  -------------------------    -------------------------     -------------------------
                                               MARKET VALUE                        VALUE                         VALUE
                                                  INCLUDING                    INCLUDING                     INCLUDING
AT YEAR                           CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                             REINVESTED      DIVIDENDS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                        DIVIDENDS (C)        (D) (E)  DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
----------------------------------------------------------------------------------------------------------------------------
2000                                    $  4           $933           $ 90        $1,001          $  74         $1,111
2001                                      23            798            116           913            148          1,203
2002                                      38            496            128           741            212          1,327


                                       ST INTEREST FUND             MONEY MARKET FUND                  BONDS
                                  -------------------------    -------------------------     -------------------------
                                                      VALUE                        VALUE                    REDEMPTION
                                                  INCLUDING                    INCLUDING                         VALUE
AT YEAR                           CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE      INCLUDING
ENDED                             REINVESTED       INTEREST     REINVESTED      INTEREST        ACCRUED        ACCRUED
DEC. 31                             INTEREST        (D) (F)       INTEREST       (D) (F)       INTEREST   INTEREST (B)
----------------------------------------------------------------------------------------------------------------------------
2000                                   $  67         $1,081          $  66        $1,066          $  55         $1,055
2001                                     134          1,176            112         1,112            106          1,106
2002                                     198          1,260            133         1,133            148          1,148

                                  INTERNATIONAL EQUITY FUND   SMALL-CAP VALUE EQUITY FUND    STRATEGIC INVESTMENT FUND
                                  -------------------------   --------------------------    --------------------------
                                                      VALUE                        VALUE                         VALUE
                                                  INCLUDING                    INCLUDING                     INCLUDING
AT YEAR                           CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                             REINVESTED  DISTRIBUTIONS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                        DISTRIBUTIONS        (D) (F)  DISTRIBUTIONS   (D) (F) (G)  DISTRIBUTIONS    (D) (F) (G)
----------------------------------------------------------------------------------------------------------------------------
2000                                  $  106           $886          $  88        $1,164          $  74         $1,051
2001                                     116            717            268         1,314             87          1,019
2002                                     125            574            288         1,119            104            918

                                          INDEX FUND
                                 --------------------------
                                                      VALUE
                                                  INCLUDING
AT YEAR                           CUMULATIVE     REINVESTED
ENDED                             REINVESTED  DISTRIBUTIONS
DEC. 31                        DISTRIBUTIONS    (D) (F) (G)
-----------------------------------------------------------

2000                                     $11           $911
2001                                      21            802
2002                                      32            625

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

     Program Mutual Fund, Income Fund, International Equity Fund, Small-Cap
           Value Equity Fund, Strategic Investment Fund and Index Fund Operating Expenses (as a percentage of average net assets)
                      for the year-ended December 31, 2002:

                                          PROGRAM               INTERNATIONAL    SMALL-CAP     STRATEGIC
                                          MUTUAL     INCOME        EQUITY      VALUE EQUITY   INVESTMENT     INDEX
                                           FUND       FUND          FUND           FUND          FUND        FUND
----------------------------------------------------------------------------------------------------------------------------
Management Expenses ..................     0.07%       0.06%        0.75%*         0.70%*        0.45%*      0.05%***
Other Expenses .......................     0.06%       0.07%        None**         None**        None**       None
                                         -------     -------      -------        -------       -------     -------
Total Fund Operating Expenses ........     0.13%       0.13%        0.75%          0.70%         0.45%       0.05%
                                         =======     =======      =======        =======       =======     =======

                    The following expenses would be paid on a
                     $1,000 investment utilizing the expense
                  ratio's shown above and assuming a 5% annual
                                     return:

                                                1 YEAR           3 YEARS          5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Program Mutual Fund ........................       $1              $  4             $  7            $17
Income Fund ................................        1                 4                7             17
International Equity Fund ..................        8                24               42             93
Small-Cap Value Equity .....................        7                22               39             87
Strategic Investment Fund ..................        5                14               25             57
Index Fund .................................        1                 2                3              6

The purpose of this table is to assist the investor in understanding the expenses that an investor in the Funds will bear indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

SEE PAGE 45 FOR EXPLANATION OF NOTES (B), (C), (D), (E), (F) AND (G).

  *THE ADVISORY AND ADMINISTRATION FEE SHOWN IS THE MAXIMUM PAYABLE BY THE GE
   INSTITUTIONAL INTERNATIONAL EQUITY FUND, THE GE INSTITUTIONAL SMALL-CAP VALUE EQUITY FUND AND THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND; THIS FEE DECLINES INCREMENTALLY AS EACH FUND'S ASSETS INCREASE. THE FUNDS' ADVISORY AND ADMINISTRATION FEES ARE INTENDED TO BE A "UNITARY" FEE THAT INCLUDES ANY OTHER OPERATING EXPENSES PAYABLE BY THE FUNDS, EXCEPT FOR FEES PAID TO THE FUNDS' INDEPENDENT TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUNDS (SUCH AS EXTRAORDINARY EXPENSES, INTEREST AND TAXES).

 **"OTHER EXPENSES" INCLUDE ONLY TRUSTEES' FEES PAYABLE TO THE FUNDS'
   INDEPENDENT TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUNDS. THIS AMOUNT IS LESS THAN .01%; THEREFORE "OTHER EXPENSES" ARE REFLECTED AS "NONE."

***THE VANGUARD GROUP, INC. PROVIDES INVESTMENT ADVISORY, CORPORATE MANAGEMENT,
   ADMINISTRATIVE, MARKETING AND DISTRIBUTION SERVICES TO THE INDEX FUND AND PAYS FOR ALL OTHER OPERATING EXPENSES OF THE INDEX FUND, EXCEPT FOR TAXES AND BROKERAGE COMMISSIONS. IN RETURN, THE INDEX FUND PAYS THE VANGUARD GROUP A MONTHLY FEE, BASED ON THE FUND'S AVERAGE DAILY NET ASSETS.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


                             GE SAVINGS AND SECURITY
                          PROGRAM DISCLOSURE STATEMENT
   IN THE GE SAVINGS AND SECURITY PROGRAM (THE "PROGRAM"), YOU -- NOT GENERAL ELECTRIC COMPANY ("GE"), THE TRUSTEES OF THE PROGRAm (THE "TRUSTEES") OR ANYONE ELSE -- CONTROL YOUR OWN INVESTMENTS. YOU HAVE A DIVERSE CHOICE OF INVESTMENT OPTIONS AND THE ABILITY TO MAKE FREQUENT CHANGES, DEPENDING ON YOUR PERSONAL SAVINGS GOALS. AS A RESULT, NEITHER GE NOR THE FIDUCIARIES OF THE PROGRAM WILL BE LIABLE FOR LOSSES OR OTHER INVESTMENT EXPERIENCE OCCURRING TO YOUR ACCOUNT BECAUSE OF YOUR INVESTMENT CHOICES.

   THE PROGRAM IS DESIGNED TO COMPLY WITH SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA"), WHICH SETS FORTH CERTAIN RIGHTS AND RESPONSIBILITIES OF FIDUCIARIES. UNDER SECTION 404(C) OF ERISA, THE FIDUCIARIES OF THE PROGRAM WILL BE RELIEVED OF LIABILITY FOR ANY LOSSES OR OTHER INVESTMENT EXPERIENCE WHICH ARE THE DIRECT AND NECESSARY RESULT OF YOUR INVESTMENT INSTRUCTIONS. THIS DOCUMENT CONSTITUTES PART OF THE INFORMATION REQUIRED TO BE PROVIDED TO PARTICIPANTS BY SECTION 404(C) OF ERISA AND TITLE 29 OF THE CODE OF FEDERAL REGULATIONS SECTION 2550.404C-1. FOR A DESCRIPTION OF CERTAIN ADDITIONAL INFORMATION AVAILABLE TO PARTICIPANTS OF THE PROGRAM, PLEASE REFER TO "ADDITIONAL INFORMATION" LATER IN THIS DISCLOSURE STATEMENT.

   The Program provides employees of GE and its participating affiliates an opportunity for convenient, regular and substantial personal savings. For more information about the Program, including how you can enroll, how much you can save, how you can switch your savings between investment options, and any restrictions on investments, please refer to the GE Benefits Handbook (including updates) or, if you are no longer on the active payroll, the Saving for the Future booklet (including updates). A copy of these documents is available by calling 1-800-432-4313. A copy of the GE Benefits Handbook (including updates) is also available at benefits.ge.com.

This Disclosure Statement provides information about the investment options listed below as items A-F to assist participants of the Program in making informed investment decisions. Information about the investment options listed below as items G-J is available to participants in a separate prospectus, a copy of which may be obtained at benefits.ge.com or by calling 1-800-432-4313.

Participants may choose among one or more of the following investment options:

A.  Common Stock of General Electric Company;

B.  GE S&S Program Mutual Fund;

C.  GE S&S Income Fund1;

D.  GE S&S Short Term Interest Fund;

E.  GE S&S Money Market Fund;

F.  United States Savings Bonds (after-tax contributions only);

G. GE Institutional International Equity Fund (which is described in a separate prospectus);

H. GE Institutional Small-Cap Value Equity Fund (which is described in a separate prospectus);

I. GEInstitutional Strategic Investment Fund (which is described in a separate prospectus); and

J. VanguardInstitutional Index Fund (which is described in a separate prospectus).



--------------------------------------------------------------------------------
1 Formerly named GES&SLong Term Interest Fund.
2 RESALE OF SHARES OF GE COMMON STOCK ACQUIRED PURSUANT TO THE PROGRAM:
  Executive officers of GE may reoffer or resell the GE Common Stock acquired pursuant to the Program only in connection with a separate registration statement which has been declared effective under Federal securities laws or pursuant to an available exemption under those laws, including an exemption provided by Rule 144. Executive officers of GE who acquire GE Common Stock pursuant to the Program should consult the Corporate Counsel to determine whether their position within GE requires them to comply with the resale restrictions described above.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


I. DESCRIPTION OF INVESTMENT OPTIONS

A. COMMON STOCK OF GENERAL ELECTRIC COMPANY ("GE COMMON STOCK")2

ASSET CLASS
Stocks

INVESTOR PROFILE
Participants who can tolerate a significant degree of price fluctuation and possible loss of capital.
This investment option may be most useful for those participants who have long-term investment goals.

INVESTMENT OVERVIEW
This investment option provides participants with the opportunity to invest in shares of GE Common Stock and share in GE's long-term growth and dividend payouts.

PRINCIPAL RISKS
The principal risk of investing in GE Common Stock is STOCK MARKET RISK. An investment in the stock of any company, including GE, may be subject to greater market volatility than an investment alternative that holds a diversified portfolio of securities. The value of your investment may be worth more or less than your original investment. In addition, GE's Board of Directors may increase or decrease the rate of dividends paid on GE Common Stock at any time.

VOTING RIGHTS
Holders of GE Common Stock through the Program have the same voting rights as all other GE share owners. They will receive proxy statements, annual reports and other share owner information that is sent to all share owners. Participants who have mailboxes on GE's e-mail system may, however, receive instructions for accessing the proxy statement and annual report on GE's website, instead of receiving these documents in hard copy, unless they specifically request hard copies. There are no restrictions on the exercise of voting, tender or similar rights in connection with a participant's investment in GE Common Stock.

The policy of the Trustees is to keep information relating to GE Common Stock transactions and voting confidential. The Trustees are responsible for monitoring compliance with the procedures established to provide for the confidentiality of this information. The Trustees may be contacted c/o GE Asset Management, 3003 Summer Street, Stamford, CT 06904 Attn: S&SP Trustees or by phone at (203) 326-2300.

For the definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

B. GE S&S PROGRAM MUTUAL FUND ("PROGRAM MUTUAL FUND")

ASSET CLASS
Stocks

INVESTOR PROFILE
Participants who can tolerate a significant degree of price fluctuation and possible loss of capital. This investment option may also be most useful for participants who want to diversify their portfolios and who have long-term investment goals.

INVESTMENT OBJECTIVE
The Program Mutual Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES
The Program Mutual Fund invests primarily in a diversified portfolio of EQUITY SECURITIES of U.S. companies. The portfolio managers use a Multi-Style(R) investment strategy that combineS GROWTh anD VALUe investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500(R) Composite Stock Index, including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Program Mutual Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

   o attractive valuations

   o financial strength

   o high quality management focused on generating shareholder value

The Program Mutual Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio managers may use various investment tech

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


NIQUES to adjust the Program Mutual Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS
The principal risk of investing in the Program Mutual Fund is STOCK MARKET RISK and STYLE RISK (GROWTH INVESTING RISK and VALUE INVESTING RISK).
To the extent that the portfolio managers invest in FOREIGN SECURITIES or DEBT SECURITIES, the Program Mutual Fund also would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Program Mutual Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

C. GE S&S INCOME FUND ("INCOME FUND")

ASSET CLASS
Bonds

INVESTOR PROFILE
Participants who seek a high level of current income and are willing to tolerate a moderate degree of price fluctuation in comparison to investments in equity securities. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate investment goals.

INVESTMENT OBJECTIVE
The Income Fund seeks a high interest rate of return over a long-term period consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Income Fund invests primarily in a variety of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, CORPORATE BONDS, and MONEY MARKET INSTRUMENTS. The Income Fund normally has A WEIGHTED AVERAGE MATURITY of approximately five to ten years but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:

   o attractive yields and prices

   o the potential for capital appreciation

   o reasonable credit quality

The Income Fund also may invest to a lesser extent in ASSET-BACKED SECURITIES, HIGH YIELD SECURITIES and FOREIGN DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Income Fund's investment exposure, but there is no guarantee that these techniques will work.

In seeking to enhance the performance of the Income Fund, the portfolio manager may cause the Fund to experience a high portfolio turnover rate. This may cause the Fund to incur additional costs associated with buying and selling securities. It also may cause shareholders who do not hold Fund shares in the Program to incur increased taxes on their investment in the Fund.

PRINCIPAL RISKS
The principal risks of investing in the Income Fund are INTEREST RATE RISK, CREDIT RISK, and PREPAYMENT RISK. To the extent that the portfolio managers invest in ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES and HIGH YIELD SECURITIES, the Income Fund would be subject to ASSET-BACKED SECURITIES RISK, FOREIGN EXPOSURE RISK and HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the Income Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

D. GE S&S SHORT TERM INTEREST FUND
("ST INTEREST FUND")

ASSET CLASS
Bonds

INVESTOR PROFILE
Conservative participants who seek a market-related level of current income and are willing to tolerate some degree of price fluctuation. This investment option may be the most useful for participants who want to diversify their portfolios and who have intermediate- to near-term investment goals.

INVESTMENT OBJECTIVE
The ST Interest Fund seeks to preserve principal and achieve a market-related interest rate of return.

PRINCIPAL INVESTMENT STRATEGIES
The ST Interest Fund invests primarily in a variety of INVESTMENT GRADE DEBT SECURITIES, such as U.S.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, CORPORATE BONDS and MONEY MARKET INSTRUMENTS. The ST Interest Fund normally has a WEIGHTED AVERAGE MATURITY of not more than three years.

The portfolio managers seek to identify debt securities with characteristics such as:

   o attractive yields and prices

   o the potential for capital appreciation

   o reasonable credit quality

The ST Interest Fund may invest to a lesser extent in HIGH YIELD SECURITIES and FOREIGN DEBT SECURITIES.
The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the ST Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

In seeking to enhance the performance of the ST Interest Fund, the portfolio manager may cause the Fund to experience a high portfolio turnover rate. This may cause the Fund to incur additional costs associated with buying and selling securities.

PRINCIPAL RISKS
The principal risks of investing in the ST Interest Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in HIGH YIELD SECURITIES or FOREIGN DEBT SECURITIES, the ST Interest Fund also would be subject to HIGH YIELD SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the ST Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

E. GE S&S MONEY MARKET FUND
("MONEY MARKET FUND")

ASSET CLASS
Cash Equivalent

INVESTOR PROFILE
Conservative, income-oriented participants who seek a market-related level of current income. This investment option may be most useful for participants who want to diversify their portfolios and who have near-term investment goals.

INVESTMENT OBJECTIVE
The Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
The Money Market Fund invests primarily in short-term, U.S. dollar-denominated MONEY MARKET INSTRUMENTS and other DEBT SECURITIES that mature in one year or less. The Money Market Fund's investments may include U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, VARIABLE RATE SECURITIES, ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES, EURODOLLAR DEPOSITS and domestic and foreign BANK DEPOSITS.

PRINCIPAL RISKS
The principal risks of investing in the Money Market Fund are INTEREST RATE RISK, CREDIT RISK, ASSET-BACKED SECURITIES RISK and FOREIGN EXPOSURE RISK.

An investment in the Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is possible to lose money by investing in the Money Market Fund. The Money Market Fund's yield will change due to movements in current short-term interest rates and market conditions. No assurance can be given that the Fund will be able to maintain a stable value.

If you would like additional information regarding the Money Market Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

F. UNITED STATES SAVINGS BONDS ("BONDS")

ASSET CLASS
Cash Equivalent -- although technically a bond, the liquidity and stability of EE Savings Bonds mean that they are generally viewed as a cash equivalent.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

INVESTOR PROFILE
Conservative, safety oriented participants who seek a very high level of principal protection.

INVESTMENT OVERVIEW
The Bonds available under this option are Series "EE" Savings Bonds issued by the U.S. Treasury. The Bonds mature 30 years after their issue date. They earn interest based on market yields for Treasury securities. Each May 1 and November 1, the U.S. Government sets the rates for the Bonds that apply for the next six months. Principal and accrued interest are paid when the bond is redeemed or on its maturity date. A three-month interest penalty will apply to Bonds redeemed before five years from the date of purchase.

Only after-tax employee contributions can be used to purchase Bonds through the Program.

PRINCIPAL RISKS
Interest rates applied to the Bonds are based upon interest rates of certain Treasury securities. In general, when interest rates on Treasury securities fall, the rate of return on the Bonds will follow. The principal of your investment in the Bonds is backed by the full faith and credit of the U.S. Government.

II. MORE INFORMATION ON
STRATEGIES AND RISKS

A. IMPORTANT DEFINITIONS

   This section defines important terms that may be unfamiliar to an investor reading about the investment alternatives. The Program Mutual Fund, Income Fund, ST Interest Fund and Money Market Fund are referred to in this Disclosure Statement individually as a "Fund" and collectively as the "Funds".

   ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

   BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

   CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as COMMERCIAL PAPER and BANK DEPOSITS.

   CERTIFICATES OF DEPOSIT include short-term DEBT SECURITIES issued by banks.

   COMMERCIAL PAPER includes short-term DEBT SECURITIES issued by banks, corporations and other borrowers.

   CONVERTIBLE SECURITIES may be DEBT or EQUITY SECURITIES that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

   CORPORATE BONDS are DEBT SECURITIES issued by companies.

   DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (E.G., the World Bank).

   DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some DEBT SECURITIES, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

   DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

   DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only DEBT SECURITIES, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations
(CMOs), and STRUCTURED AND INDEXED SECURITIES.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

   DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

   EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

   EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

   FLOATING AND VARIABLE RATE INSTRUMENTS are securities with floating or variable rates of interest or dividend payments.

   FOREIGN DEBT SECURITIES are issued by foreign corporations and governments. They may include the following:

   o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

   o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S;

   o Securities denominated in currencies other than U.S. dollars.

   FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. FOREIGN SECURITIES may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of DEPOSITARY RECEIPTS.

   FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

   FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. OPTIONS ON FUTURES give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

   GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES are MORTGAGE-BACKED SECURITIES that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates.

   GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

   HIGH YIELD SECURITIES are debt securities of corporations, preferred stock and convertible bonds and convertible preferred stock rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

   INVESTMENT GRADE DEBT SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

   MATURITY represents the date on which a DEBT SECURITY matures or when the issuer must pay back the principal amount of the security.

   MONEY MARKET INSTRUMENTS are short-term debt securities of the U.S. government, banks and corporations. The Funds that may invest in MONEY MARKET INSTRUMENTS may do so directly or indirectly through investments in the GEI Short-Term Investment Fund. The GEI Short-Term Investment Fund is advised by

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


GE Asset Management Incorporated ("GEAM"), which charges no advisory fee for such services.

   MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are DERIVATIVE SECURITIES that are fully collateralized by a portfolio of mortgages.

   MORTGAGE DOLLAR ROLLS are transactions involving the sale of a MORTGAGE-BACKED SECURITY with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

   PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

   PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (I.E., a "call") or sell (I.E., a "put") securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

   REPURCHASE AGREEMENTS, also known as repos, are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time - usually the next day.

   RESTRICTED SECURITIES (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain RESTRICTED SECURITIES may be illiquid. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

   REVERSE REPURCHASE AGREEMENTS, also known as reverse repos, involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

   RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

   RULE 144A SECURITIES are RESTRICTED SECURITIES that may be sold to certain institutional purchasers under Rule 144A.

   STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators.

   U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. GOVERNMENT SECURITIES are backed by the full faith and credit of the federal government. Other U.S. GOVERNMENT SECURITIES are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. GOVERNMENT SECURITIES are considered highly creditworthy.

   VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

   VARIABLE RATE SECURITIES which include floating and variable rate instruments, carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

   VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, it would be subject to DERIVATIVE SECURITIES RISK.

   WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

   WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, I.E., beyond normal settlement date.

   ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

B. MORE INFORMATION ON INVESTMENT STRATEGIES

   In addition to the principal investment objectives and methods described earlier in this Disclosure Statement, each of the Program Mutual Fund, Income Fund, ST Interest Fund and Money Market Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies expose the Funds to other risks and considerations.

   HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment,
(ii) for cash management purposes, and (iii) to meet operating expenses, if any. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH and CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies.

   To the extent that a Fund, other than the Money Market Fund, holds CASH or invests in MONEY MARKET INSTRUMENTS, it may not achieve its investment objective.

   CASH MANAGEMENT OF THE INCOME AND ST INTEREST FUNDS: The Income Fund and the ST Interest Fund may invest, directly or indirectly through investment in the GEI Short-Term Investment Fund (the "Investment Fund") described below, in the following types of MONEY MARKET INSTRUMENTS (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of U.S. banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) COMMERCIAL PAPER and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) DEBT SECURITIES issued by foreign issuers and (vii) REPURCHASE AGREEMENTS. The Investment Fund was created specifically to serve as a vehicle for the collective investment of cash balances of the ST Interest Fund and the Income Fund and other accounts advised by GE Asset Management ("GEAM"). By using the Investment Fund, each Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested sep-

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

arately without the potential benefits of such a large cash pool.

   The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

   Although, during normal market conditions, the uninvested cash balances of the ST Interest Fund and the Income Fund are generally expected to be relatively small, the ST Interest Fund may invest up to 25% of its assets in the Investment Fund if the size of the cash balance so warrants.

   The following table summarizes some of the investment techniques that may be employed by a Fund. Certain techniques may be changed at the discretion of GEAM.

-------------------------------------------------------------------------------------------------------------------------------
                                                     PROGRAM           INCOME              ST               MONEY
                                                   MUTUAL FUND          FUND          INTEREST FUND      MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
 Borrowing                                               YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                   YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                           NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Restricted & Illiquid Securities                        YES              YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Structured and Indexed Securities                       NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Purchasing and Writing Securities Options               NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Purchasing and Writing Securities Index Options         NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Futures and Options on Futures                          NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Forward Currency Transactions                           NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies                           NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 When Issued and Delayed Delivery Securities             YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities                            YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Rule 144A Securities                                    YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Debt Obligations of Supranational Agencies              YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Depositary Receipts                                     YES              YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Floating and Variable Rate Instruments                  NO*              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Zero Coupon Obligations                                 YES              YES               YES               YES
-------------------------------------------------------------------------------------------------------------------------------
 Mortgage-Related Securities, including CMOs             NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Government Stripped Mortgage Related Securities         NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Asset Backed Securities and Receivable Backed SecuritiesNO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------
 Mortgage Dollar Rolls                                   NO               YES               YES               NO
-------------------------------------------------------------------------------------------------------------------------------

* Excludes commercial paper and notes with variable and floating rates of interest.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


C. MORE INFORMATION ON RISKS

   This section defines important risk terms that are used in this Disclosure Statement. In addition, be aware that an investment in any one or more investment options under the Program should not be considered to be a complete investment program.

ASSET-BACKED SECURITIES RISK:
   Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because ASSET-BACKED SECURITIES often are secured by the loans underlying the securities, a Fund may lose money if there are defaults in the loans underlying the securities.

CREDIT RISK:
   The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some INVESTMENT GRADE DEBT SECURITIES may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

DERIVATIVE SECURITIES RISK:
   A Fund's use of VARIOUS INVESTMENT TECHNIQUES may involve DERIVATIVE SECURITIES, such as options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives is speculative and involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with a Fund's other investments. A Fund may chose not to invest in DERIVATIVE SECURITIES because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

FOREIGN EXPOSURE RISK:
   Investing in foreign securities, including DEPOSITARY RECEIPTS, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

   CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including DEPOSITARY RECEIPTS, also are subject to currency risk based on their related investments.

   POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

   REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and finan-

                                             GE S&S PROGRAM DISCLOSURE STATEMENT



cial reporting standards or to other regulatory practices and requirements common to U.S. companies.

HIGH YIELD SECURITIES RISK:
   Below investment grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment.

   Below investment grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK:
   Companies with non-publicly traded securities are not subject to disclosure and other investor protection requirements and may be less liquid than publicly traded securities. Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.

INTEREST RATE RISK:
   Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

PREPAYMENT RISK:
   Prices and yields of MORTGAGE-BACKED SECURITIES assume the securities will be redeemed at a given time. When interest rates decline, MORTGAGE-BACKED SECURITIES experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid MORTGAGE-BACKED SECURITIES at lower rates, which results in a lower return for the Fund. When interest rates increase, MORTGAGE-BACKED SECURITIES experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE
AGREEMENTS RISK:
   A Fund entering into a REPURCHASE AGREEMENT may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A REVERSE REPURCHASE AGREEMENT involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK:
   RESTRICTED SECURITIES (including RULE 144A SECURITIES) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling RESTRICTED SECURITIES in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

STOCK MARKET RISK:
   Stock market risk is the risk that the value of EQUITY SECURITIES may decline. Stock prices, including the price of GE Common Stock, change daily in response to company activity and general economic and market conditions. Stock prices may decline in value, even during periods when EQUITY SECURITIES in general are rising, or may not perform as well as the market in general. Additional stock market risks may be introduced when a particular EQUITY SECURITY is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.

STYLE RISK:
   Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

   GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

   MID-CAP COMPANY RISK: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

   VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.


D. INVESTMENT RESTRICTIONS

1. PROGRAM MUTUAL FUND
   Investments by the Program Mutual Fund are subject to the following restrictions:

   a. Moneys in the Program Mutual Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

   b. Moneys in the Program Mutual Fund will not be lent to others, although they may be applied to the purchase of bonds and DEBT SECURITIES of a type publicly distributed or customarily purchased by institutional investors.

   c. The Program Mutual Fund will not acquire any securities if immediately after such acquisition and as a result thereof (a) the Program Mutual Fund would hold more than 10% of the outstanding voting securities of any issuer, (b) more than 5% of the value of the total assets in the Program Mutual Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (c) more than 25% of the value of the total assets in the Program Mutual Fund would be invested in any particular industry, or (d) more than 5% of the value of the total assets in the Program Mutual Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

   d. The Program Mutual Fund will not invest in securities of GE or its affiliates, or in securities of the investment manager, and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter.

   e. The Program Mutual Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment manager or any officer or director of either. This investment restriction is

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


      not intended to prohibit the Program Mutual Fund from engaging in such transactions with other investment companies or accounts managed by the investment manager or the investment manager's affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

   f. The Program Mutual Fund will not engage in margin transactions or short sales or participate in a joint trading account.

   g. The Program Mutual Fund will not invest in puts, calls or similar options.

   h. The Program Mutual Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the Program Mutual Fund. The Program Mutual Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the Program Mutual Fund will not mortgage or pledge any of its assets.

2. THE INCOME FUND, THE ST INTEREST FUND AND THE MONEY MARKET FUND

   The Income Fund, the ST Interest Fund and the Money Market Fund will not:

   a. purchase securities on margin or sell short or participate in a joint trading account;

   b. deal in options to buy or sell securities except to the extent permitted by law;

   c. borrow money or property except as a temporary measure to meet the cash or administrative needs of such Funds. In no event will the amount of such borrowings exceed 10% of such Funds' total assets taken at market value at the time of such borrowing;

   d. make cash loans to others except through the purchase of DEBT SECURITIES in accordance with such Funds' investment objectives;

   e. invest directly in real estate (except for investments by the Income Fund) or invest in interests in oil, gas or other mineral lease or production agreements;

   f. act as an underwriter of securities for other issuers except that such Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended ("Securities Act");

   g. purchase securities for the purpose of exercising control or management;

   h. pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of such Fund's total assets;

   i. unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of GEAM, or any other affiliate (as defined in the Investment Company Act) of such Fund or any affiliate of such affiliate, portfolio securities or other property of such Fund; or

   j. unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment manager of such Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter.

In addition to the foregoing, the Income Fund will not:

   a. purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

   b. purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

   c. invest in the securities of registered investment companies.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

III. INVESTMENT ADVISER
   GEAM, located at 3003 Summer Street, Stamford, Connecticut 06904, serves as the investment adviser of each Fund1. GEAM is a wholly owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act").

IV. FEES AND EXPENSES
   Administrative costs of the Program, including participant recordkeeping and transaction processing fees, are generally borne by GE. For GE Common Stock, ST Interest Fund, Money Market Fund and Bonds, all other expenses associated with these alternatives (including any investment management costs, shareholder servicing agent expenses, transfer agent fees, custody and accounting expenses, professional fees, registration fees and applicable taxes) are also generally borne by GE. These other expenses, however, come out of the Program Mutual Fund's and Income Fund's assets and are reflected in each Fund's share price and dividends. For a description of these Funds' expenses, please refer to the Mutual Funds Annual Report, which is contained earlier in this document.

Annual operating expense of the GE Institutional International Equity Fund, GEInstitutional Small-Cap Value Equity Fund, GE Institutional Strategic Investment Fund, and Vanguard Institutional Index Fund come out of that Fund's assets and are reflected in its share price and dividends. For a description of the fees and expenses of these Funds, please refer to their current prospectuses.

V. ADDITIONAL INFORMATION
   The Trustees are responsible for providing certain additional information to you, either directly or upon your request. The information provided directly to you is contained in the Mutual Funds Annual Report, which is contained earlier in this document, the GE Institutional Fund's Annual Report or the Vanguard Institutional Index Fund's AnnualReport, and includes: (i) a description of the annual operating expenses of Program Mutual Fund, Income Fund, GE Institutional International Equity Fund, GEInstitutional Small-Cap Value Equity Fund, GE Institutional Strategic Investment Fund, and Vanguard Institutional Index Fund, including the aggregate amount of such expenses expressed as a percentage of average net assets, (ii) copies of financial statements of Program Mutual Fund, Income Fund, GE Institutional International Equity Fund, GEInstitutional Small-Cap Value Equity Fund, GE Institutional Strategic Investment Fund, and Vanguard Institutional Index Fund, (iii) a list of the securities comprising the portfolio of each diversified investment alternative within the Program and the value of such securities as of the date of the relevant annual report, and (iv) the investment performance of each investment alternative.

   The Trustees are also responsible for providing certain other information to you upon your request. This information includes: (i) the value of units in each of the Funds or shares of GE Common Stock, and (ii) the total value of units in each of the Funds or shares of GE Common Stock held in a participant's account, which may be obtained by calling 1-800-432-4313.




---------------------
1 GE ASSET MANAGEMENT ALSO SERVES AS THE INVESTMENT ADVISER TO THE GE
  INSTITUTIONAL FUNDS. THE VANGUARD GROUP SERVES AS INVESTMENT ADVISER TO THE VANGUARD INSTITUTIONAL INDEX FUND.

                                            GE S&S MUTUAL FUNDS' INVESTMENT TEAM


                               INVESTMENT ADVISER
GE Asset Management Incorporated


             PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET
  MANAGEMENT INCORPORATED
Eugene K. Bolton, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES
Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, MUTUAL FUNDS
Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES
Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME
Geoffrey R. Norman, EXECUTIVE VICE PRESIDENT, MARKETING
Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, PRIVATE EQUITIES AND
  REAL ESTATE
John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER



                               PORTFOLIO MANAGERS
GE S&S PROGRAM MUTUAL FUND                       GE S&S SHORT TERM INTEREST FUND
Team led by Eugene K. Bolton                     Paul M. Colonna

GE S&S INCOME FUND                               GE S&S MONEY MARKET FUND
Team led by Robert A. MacDougall                 Donald J. Duncan


                              INDEPENDENT AUDITORS
KPMG LLP


                                    CUSTODIAN
State Street Bank & Trust Company


                           SHAREHOLDER SERVICING AGENT
Address all inquiries INSIDE the Program to:
   GE S&SP Transaction Processing Center
   P.O. Box 44079
   Jacksonville, FL 32231-4079


Address all inquiries OUTSIDE the Program to:
   GE Mutual Funds
   P.O. Box 219631
   Kansas City, MO 64121-9631

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                                       63

                      [This Page Left Intentionally Blank]

                                                            SHAREHOLDER SERVICES



                 DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359



                  INSIDETHE SAVINGS & SECURITY PROGRAM

                  Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


              GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313


                            OR VISIT BENEFITS.GE.COM


                     OUTSIDE THE SAVINGS & SECURITY PROGRAM

                  If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


           GE ASSET MANAGEMENT -- SHAREHOLDER SERVICES: 1-800-242-0134

                       OR VISIT WWW.GEFN.COM/MUTUAL FUNDS